UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08282

Loomis Sayles Funds I

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800 Boston, Massachusetts	02199-8197
(Address of principal executive offices)	(Zip code)

Susan McWhan Tobin, Esq.

Natixis Distribution, LLC

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2139

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

(a)	The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Loomis Sayles Bond Fund

Loomis Sayles Investment Grade Fixed Income Fund

Annual Report

December 31, 2022

TABLE OF CONTENTS

Portfolio Review	1

Portfolio of Investments	9

Financial Statements	39

Notes to Financial Statements	47

LOOMIS SAYLES BOND FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Institutional Class	LSBDX

Brian P. Kennedy	Retail Class	LSBRX

Elaine M. Stokes	Admin Class	LBFAX

	Class N	LSBNX

Investment Objective

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

Market Conditions

The global bond market suffered pronounced weakness in 2022. Coming into the year, investors were already on edge as the investment community slowly began to understand that inflation would not be as “transitory” as initially expected. The outlook grew even more challenging after Russia’s invasion of Ukraine caused a jump in commodity prices and additional disruptions in global supply chains. Consumer price inflation (CPI) further increased as a result, with year-over-year gains of more than 8% in each monthly report of the second quarter. Inflation stayed elevated for the rest of the year before showing signs of cooling in the fourth quarter. Still, CPI remained above 6% through the last three quarters of the year, well above the US Federal Reserve’s (Fed’s) 2% target.

These developments prompted the Fed and other major central banks to tighten monetary policy aggressively. The Fed, in addition to ending its stimulative quantitative easing policy, raised interest rates at seven consecutive meetings from March onward. The benchmark fed funds rate, which stood in a range of 0% to 0.25% at the start of 2022, finished the year at 4.25% to 4.50%. This represented the most aggressive increase in short-term rates since the early 1980s.

The backdrop of high inflation and rising rates weighed heavily on US Treasuries. The yield on the two-year note surged from 0.39% to 4.41% over the course of 2022, while the 10-year yield climbed from 1.44% to 3.88%. The Treasury market suffered its second consecutive year of negative returns in 2022 – the first time this has happened since 1958–59. One result of these moves was that the yield curve inverted significantly (meaning that short-term yields traded above those on longer-term debt), an unusual event that typically precedes a recession.

Investment grade corporate bonds posted a double-digit loss and lagged US Treasuries. In addition to suffering from the uptrend in prevailing yields, corporates experienced a large increase in yield spreads relative to government debt. Rising spreads were the result of investors’ declining appetite for risk and concerns about the impact slowing economic growth could have on corporations’ earnings and balance sheets.

High yield bonds, while finishing 2022 in the red, outperformed US Treasuries and other segments of the investment grade market. The category was helped by its higher income, lower interest rate sensitivity, and a relatively large representation of the energy sector. Senior loans, which experienced elevated demand due to their floating rate feature, were the best-performing segment of the fixed income market for the year with a return just below the break-even mark.

Securitized assets – including agency mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) – posted negative total returns but outperformed the broader US bond market due to the category’s shorter duration (lower interest rate sensitivity). ABS, particularly credit card and auto ABS, were the strongest performers among securitized assets due to their higher quality, better liquidity, and shorter duration.

Emerging market bonds underperformed the US due to the combination of growth fears, investors’ increased aversion to risk, the conflict in Ukraine, and negative headlines out of China. US-based investors were also hurt by a meaningful decline in emerging market currencies in relation to the US dollar.

Performance Results

For the 12 months ended December 31, 2022, Institutional Class shares of the Loomis Sayles Bond Fund returned -12.49% at net asset value. The Fund outperformed its benchmark, the Bloomberg U.S. Government/Credit Bond Index, which returned -13.58%.

Explanation of Fund Performance

Despite an extremely challenging year for fixed income markets, the Fund posted positive relative returns versus its benchmark. Yield curve positioning was the primary source of outperformance. The Fund has been targeting an overall duration shorter than that of the benchmark, which has been a positive contributor given the sharp upward movement in interest rates. We utilized Treasury futures to assist with meeting this objective. We have added back duration over the course of the year, but on a relative basis, remain short versus the benchmark. Securitized credit was also beneficial given the sector’s shorter duration profile. Here, holdings in asset-backed securities (ABS) and collateralized loan obligations (CLOs) aided returns. An allocation to equities was also positive for relative returns. For equities, the team has employed a basket approach – seeking a diversified allocation that provides attractive dividend yields and capital appreciation potential versus fixed income. This exposure was reduced during the year as fixed income yields increased. Finally, performance was aided by defensive, reserve-like positions as risk-off sentiment prevailed.

1  |

Exposure to high yield credit was the primary source of underperformance for the Fund. High yield has lagged as aggressive central bank policy and an increasingly slower growth outlook have put pressure on risk assets. In addition, a handful of our higher conviction positions, particularly in the communications sector, have underperformed the broader market. The team’s investment thesis for these higher conviction positions started to play out in the second half of the year, but was not enough to offset the drawdown experienced earlier in the period. An allocation to emerging market credit was also a detractor of relative returns, with holdings in Chinese property developers as the main sources of underperformance. Extended Covid-related lockdowns in China had exacerbated already-declining housing sales and government measures taken thus far to alleviate stresses on this sector had been limited, resulting in further bond price erosion. More recently, however, we have started to see coordinated efforts here as Chinese authorities release rounds of policies to support the property sector. Finally, convertible securities weighed on returns given the tumultuous equity market backdrop. Here, selected communications holdings were performance laggards.

Outlook

Initial inflation data in the beginning of the fourth quarter of 2022 came in above expectations; however, subsequent readings were moderately positive, suggesting we may have passed peak inflation. The positive news appeared to usher in optimism that perhaps the Fed’s aggressive rate hiking cycle is finally working to bring inflation down. As we moved closer to the potential peak in Fed policy, risk assets stabilized and spreads on investment grade and high yield corporates finished the quarter at tighter levels.

In our view, the credit cycle1 is firmly in the late cycle stage and the risk of downturn has become more balanced. We expect growth to continue to trend lower as manufacturing and housing metrics have deteriorated; however, in our view the US consumer appears on solid footing, maintaining strong levels of excess savings and continuing to spend at a healthy rate. Labor markets remain tight. We’ve observed higher wages, cost of living adjustments, an elevated number of job openings and employers who are reluctant to shed workers in industries where they may have trouble getting them back, which could help to support consumer confidence. We believe a healthy consumer combined with positive corporate fundamentals and a strong banking system should help provide a floor to economic activity and support credit fundamentals to some degree.

While inflation has likely peaked and positive real rates should have the effect of slowing growth and rolling inflation down over time, we believe inflation will likely remain sticky and above the Fed’s target throughout 2023, primarily as result of wage pressure. We now believe much of the movement from the Fed has occurred or is currently being priced into the market, which in turn may also put a cap on the Treasury curve. We’re currently expecting an additional 50 bps of tightening in the first quarter of 2023, which would bring the policy rate up to 5.00% after the March meeting. In our view, the market continues to want to compress this cycle and lean towards a Fed pivot, but we believe inflation is structural at this point. We find it difficult for the Fed to begin cutting rates when inflation remains above their target. As a result, we’re anticipating a Fed pause after the March meeting which would likely extend into the latter stage of 2023. Throughout the year, the Fed will likely be driven by the extent to which there is firm evidence of inflation moderating, and at this point, we have not eliminated the possibility that the next Fed move could be a rate hike. We expect the US 10-year bond yield to move only modestly higher from here and we continue to be positioned defensively on rate risk, but to a lesser extent than earlier in 2022.

We believe that value has returned to US fixed income markets. Bond structures (price, yield and spread) appear relatively attractive. While corporate bond spreads in both investment grade and high yield are currently tighter than their long-term averages, we believe overall yields remain favorable post the 2008 Great Financial Crisis (GFC). Dollar prices on bonds are also currently at post-GFC lows. We believe the combination of discount-to-par and attractive yield could be increasing the potential value opportunity in bonds. We remain mindful of the risks to the global economy, such as tighter financial conditions, slowing Chinese growth, the Eastern Europe conflict, disruptions to the global supply chain and the lingering effects of the Covid pandemic. All of the turmoil around the world leaves us with a wide range of potential outcomes for growth, inflation, and central bank policy response. With the likelihood of downturn in 2023 rising, we have been holding larger than average liquid reserves and seeking to maintain an up-in-quality bias. If volatility increases and we see what we view as more attractive yields and spreads, we would consider redeploying reserves. At the same time, short-term yields have risen meaningfully and we are comfortable with how we are being compensated as we wait for opportunities to potentially develop.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

|  2

LOOMIS SAYLES BOND FUND

Hypothetical Growth of $100,000 Investment in Institutional Class Shares2

December 31, 2012 through December 31, 2022

Average Annual Total Returns — December 31, 20222

				Life of	Expense Ratios[3]
	1 Year	5 Years	10 Years	Class N	Gross	Net

Institutional Class	-12.49%	0.00%	1.89%	—%	0.68%	0.67%

Retail Class	-12.78	-0.26	1.63	—	0.93	0.92

Admin Class	-12.91	-0.49	1.39	—	1.16	1.15

Class N (Inception 2/1/13)	-12.46	0.05	—	1.78	0.61	0.61

Comparative Performance
Bloomberg U.S. Government/Credit Bond Index[1]	-13.58	0.21	1.16	1.26

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Index. The U.S. Government/Credit Bond Index includes investment grade, U.S. dollar-denominated, fixed rate Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporate securities. The U.S. Government/Credit Index was launched on January 1, 1979, with index history backfilled to 1973, and is a subset of the U.S. Aggregate Index.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/23. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

3  |

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Institutional Class	LSIGX

Brian P. Kennedy

Elaine M. Stokes

Investment Objective

The Fund’s investment objective is above-average total investment return through a combination of current income and capital appreciation.

Market Conditions

The global bond market suffered pronounced weakness in 2022. Coming into the year, investors were already on edge as the investment community slowly began to understand that inflation would not be as “transitory” as initially expected. The outlook grew even more challenging after Russia’s invasion of Ukraine caused a jump in commodity prices and additional disruptions in global supply chains. Consumer price inflation (CPI) further increased as a result, with year-over-year gains of more than 8% in each monthly report of the second quarter. Inflation stayed elevated for the rest of the year before showing signs of cooling in the fourth quarter. Still, CPI remained above 6% through the last three quarters of the year, well above the US Federal Reserve’s (Fed’s) 2% target.

These developments prompted the Fed and other major central banks to tighten monetary policy aggressively. The Fed, in addition to ending its stimulative quantitative easing policy, raised interest rates at seven consecutive meetings from March onward. The benchmark fed funds rate, which stood in a range of 0% to 0.25% at the start of 2022, finished the year at 4.25% to 4.50%. This represented the most aggressive increase in short-term rates since the early 1980s.

The backdrop of high inflation and rising rates weighed heavily on US Treasuries. The yield on the two-year note surged from 0.39% to 4.41% over the course of 2022, while the 10-year yield climbed from 1.44% to 3.88%. The Treasury market suffered its second consecutive year of negative returns in 2022 – the first time this has happened since 1958–59. One result of these moves was that the yield curve inverted significantly (meaning that short-term yields traded above those on longer-term debt), an unusual event that typically precedes a recession.

Investment grade corporate bonds posted a double-digit loss and lagged US Treasuries. In addition to suffering from the uptrend in prevailing yields, corporates experienced a large increase in yield spreads relative to government debt. Rising spreads were the result of investors’ declining appetite for risk and concerns about the impact slowing economic growth could have on corporations’ earnings and balance sheets.

High yield bonds, while finishing 2022 in the red, outperformed US Treasuries and other segments of the investment grade market. The category was helped by its higher income, lower interest rate sensitivity, and a relatively large representation of the energy sector. Senior loans, which experienced elevated demand due to their floating rate feature, were the best-performing segment of the fixed income market for the year with a return just below the break-even mark.

Securitized assets – including agency mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) – posted negative total returns but outperformed the broader US bond market due to the category’s shorter duration (lower interest rate sensitivity). ABS, particularly credit card and auto ABS, were the strongest performers among securitized assets due to their higher quality, better liquidity, and shorter duration.

Emerging market bonds underperformed the US due to the combination of growth fears, investors’ increased aversion to risk, the conflict in Ukraine, and negative headlines out of China. US-based investors were also hurt by a meaningful decline in emerging market currencies in relation to the US dollar.

Performance Results

For the 12 months ended December 31, 2022, Institutional Class shares of the Loomis Sayles Investment Grade Fixed Income Fund returned -11.98% at net asset value. The Fund outperformed its benchmark, the Bloomberg U.S. Government/Credit Bond Index, which returned -13.58%.

Explanation of Fund Performance

Despite an extremely challenging year for fixed income markets, the Fund posted positive relative returns versus its benchmark. Yield curve positioning was the primary source of outperformance. The Fund has been targeting an overall duration shorter than that of the benchmark, which has been a positive contributor given the sharp upward movement in interest rates. We utilized Treasury futures to assist with meeting this objective. We have added back duration over the course of the year, but on a relative basis remain moderately short versus the benchmark. Securitized credit was a larger contributor given the sector’s shorter duration profile. Here, holdings in asset-backed securities (ABS) and collateralized loan obligations (CLOs) aided returns. An allocation to equities was also positive for relative returns. For equities, the team has employed a basket approach – seeking a diversified allocation that provides attractive dividend yields and capital appreciation potential versus

|  4

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

fixed income. This exposure was reduced during the year as fixed income yields increased. Finally, performance was aided by defensive, reserve-like positions as risk-off sentiment prevailed.

An allocation to emerging market credit was a detractor of relative returns, with holdings in Chinese property developers as the main sources of underperformance. Extended Covid-related lockdowns in China had exacerbated already-declining housing sales and government measures taken thus far to alleviate stresses on this sector had been limited, resulting in further bond price erosion. More recently, however, we have started to see coordinated efforts here as Chinese authorities release rounds of policies to support the property sector. Exposure to high yield was also a source of underperformance for the Fund. High yield has lagged as aggressive central bank policy and an increasingly slower growth outlook has put pressure on risk assets. In addition, a handful of our higher conviction positions, particularly in the communications sector, have underperformed the broader market. The team’s investment thesis for these higher conviction positions started to play out in the second half of the year but was not enough to offset the drawdown experienced earlier in the period.

Outlook

Initial inflation data in the beginning of the fourth quarter of 2022 came in above expectations; however, subsequent readings were moderately positive, suggesting we may have passed peak inflation. The positive news appeared to usher in optimism that perhaps the Fed’s aggressive rate hiking cycle is finally working to bring inflation down. As we moved closer to the potential peak in Fed policy, risk assets stabilized and spreads on investment grade and high yield corporates finished the quarter at tighter levels.

In our view, the credit cycle1 is firmly in the late cycle stage and the risk of downturn has become more balanced. We expect growth to continue to trend lower as manufacturing and housing metrics have deteriorated; however, in our view the US consumer appears on solid footing, maintaining strong levels of excess savings and continuing to spend at a healthy rate. Labor markets remain tight. We’ve observed higher wages, cost of living adjustments, an elevated number of job openings and employers who are reluctant to shed workers in industries where they may have trouble getting them back, which could help to support consumer confidence. We believe a healthy consumer combined with positive corporate fundamentals and a strong banking system should help provide a floor to economic activity and support credit fundamentals to some degree. While inflation has likely peaked and positive real rates should have the effect of slowing growth and rolling inflation down over time, we believe inflation will likely remain sticky and above the Fed’s target throughout 2023, primarily as result of wage pressure. We now believe much of the movement from the Fed has occurred or is currently being priced into the market, which in turn may also put a cap on the Treasury curve. We’re currently expecting an additional 50 bps of tightening in the first quarter of 2023, which would bring the policy rate up to 5.00% after the March meeting. In our view, the market continues to want to compress this cycle and lean towards a Fed pivot, but we believe inflation is structural at this point. We find it difficult for the Fed to begin cutting rates when inflation remains above their target. As a result, we’re anticipating a Fed pause after the March meeting which would likely extend into the latter stage of 2023. Throughout the year, the Fed will likely be driven by the extent to which there is firm evidence of inflation moderating, and at this point, we have not eliminated the possibility that the next Fed move could be a rate hike. We expect the US 10-year bond yield to move only modestly higher from here and we continue to be positioned defensively on rate risk, but to a lesser extent than earlier in 2022.

We believe that value has returned to US fixed income markets. Bond structures (price, yield and spread) appear relatively attractive. While corporate bond spreads in both investment grade and high yield are currently tighter than their long-term averages, we believe overall yields remain favorable post the 2008 Great Financial Crisis (GFC). Dollar prices on bonds are also currently at post-GFC lows. We believe the combination of discount-to-par and attractive yield could be increasing the potential value opportunity in bonds. We remain mindful of the risks to the global economy, such as tighter financial conditions, slowing Chinese growth, the Eastern Europe conflict, disruptions to the global supply chain and the lingering effects of the Covid pandemic. All of the turmoil around the world leaves us with a wide range of potential outcomes for growth, inflation, and central bank policy response. With the likelihood of downturn in 2023 rising, we have been holding larger than average liquid reserves and seeking to maintain an up-in-quality bias. If volatility increases and we see what we view as more attractive yields and spreads, we would consider redeploying reserves. At the same time, short-term yields have risen meaningfully and we are comfortable with how we are being compensated as we wait for opportunities to potentially develop.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

5  |

Hypothetical Growth of $3,000,000 Investment in Institutional Class Shares2

December 31, 2012 through December 31, 2022

Average Annual Total Returns — December 31, 20222

				Expense Ratios[3]
	1 Year	5 Years	10 Years	Gross	Net

Institutional Class	-11.98%	0.36%	1.75%	0.52%	0.52%

Comparative Performance
Bloomberg U.S. Government/Credit Bond Index[1]	-13.58	0.21	1.16

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Index. The U.S. Government/Credit Bond Index includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporate securities. The U.S. Government/Credit Index was launched on January 1, 1979, with index history backfilled to 1973, and is a subset of the Bloomberg U.S. Aggregate Index.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/23. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  6

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Fund’s proxy voting policies and procedures is available without charge upon request, by calling Loomis Sayles Funds at 800-633-3330; on the Fund’s website at www.loomissayles.com, and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information about how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from the Fund’s website and the SEC’s website.

Quarterly Portfolio Schedules

The Loomis Sayles Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. First and third quarter schedules of portfolio holdings are also available at loomissayles.com. A hard copy may be requested from the Fund at no charge by calling 800-633-3330.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2022 through December 31, 2022. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

7  |

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Bond Fund

Institutional Class	Beginning Account Value 7/1/2022	Ending Account Value 12/31/2022	Expenses Paid During Period* 7/1/2022 – 12/31/2022
Actual	$1,000.00	$1,000.20	$3.38
Hypothetical (5% return before expenses)	$1,000.00	$1,021.83	$3.41

Retail Class
Actual	$1,000.00	$998.90	$4.64
Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69

Admin Class
Actual	$1,000.00	$998.50	$5.89
Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.96

Class N
Actual	$1,000.00	$1,000.50	$3.18
Hypothetical (5% return before expenses)	$1,000.00	$1,022.03	$3.21

* Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.67%, 0.92%, 1.17% and 0.63% for Institutional Class, Retail Class, Admin Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

Loomis Sayles Investment Grade Fixed Income Fund

Institutional Class	Beginning Account Value 7/1/2022	Ending Account Value 12/31/2022	Expenses Paid During Period* 7/1/2022 – 12/31/2022
Actual	$1,000.00	$983.70	$2.70
Hypothetical (5% return before expenses)	$1,000.00	$1,022.48	$2.75

* Expenses are equal to the Fund’s annualized expense ratio of 0.54%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  8

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Bond Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 91.0% of Net Assets

Non-Convertible Bonds – 83.8%

	ABS Car Loan – 4.2%
$12,980,000	American Credit Acceptance Receivables Trust, Series 2021-4, Class D, 1.820%, 2/14/2028, 144A	$11,882,048
3,685,000	American Credit Acceptance Receivables Trust, Series 2022-1, Class D, 2.460%, 3/13/2028, 144A	3,315,558
1,470,000	American Credit Acceptance Receivables Trust, Series 2022-4, Class C, 7.860%, 2/15/2029, 144A	1,488,599
13,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 2018-2A, Class D, 3.040%, 3/20/2025, 144A	12,164,594
1,680,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class C, 4.240%, 9/22/2025, 144A	1,602,771
6,300,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class C, 3.150%, 3/20/2026, 144A	5,776,735
3,880,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class C, 4.250%, 2/20/2027, 144A	3,463,979
1,745,000	Avis Budget Rental Car Funding AESOP LLC, Series 2021-1A, Class C, 2.130%, 8/20/2027, 144A	1,450,524
3,470,000	Avis Budget Rental Car Funding AESOP LLC, Series 2021-2A, Class C, 2.350%, 2/20/2028, 144A	2,869,490
1,255,000	CarMax Auto Owner Trust, Series 2022-1, Class D, 2.470%, 7/17/2028	1,092,192
6,243,116	Carvana Auto Receivables Trust, Series 2021-N3, Class C, 1.020%, 6/12/2028	6,034,336
2,825,000	Carvana Auto Receivables Trust, Series 2021-N4, Class C, 1.720%, 9/11/2028	2,696,611
6,410,000	Carvana Auto Receivables Trust, Series 2021-N4, Class D, 2.300%, 9/11/2028	5,820,010
6,400,000	Carvana Auto Receivables Trust, Series 2021-P3, Class C, 1.930%, 10/12/2027	5,095,489
3,032,000	Carvana Auto Receivables Trust, Series 2021-P4, Class C, 2.330%, 2/10/2028	2,492,395
4,020,000	Credit Acceptance Auto Loan Trust, Series 2021-3A, Class C, 1.630%, 9/16/2030, 144A	3,624,334

	ABS Car Loan – continued
$8,080,000	Credit Acceptance Auto Loan Trust, Series 2021-4, Class C, 1.940%, 2/18/2031, 144A	$7,278,908
3,680,000	DT Auto Owner Trust, Series 2020-3A, Class C, 1.470%, 6/15/2026, 144A	3,560,323
7,980,000	DT Auto Owner Trust, Series 2021-4A, Class D, 1.990%, 9/15/2027, 144A	7,014,524
11,340,000	Exeter Automobile Receivables Trust, Series 2021-2A, Class D, 1.400%, 4/15/2027	10,360,902
15,295,000	Exeter Automobile Receivables Trust, Series 2021-3A, Class D, 1.550%, 6/15/2027	13,880,347
2,010,000	Exeter Automobile Receivables Trust, Series 2022-6A, Class C, 6.320%, 5/15/2028	2,010,915
2,820,000	First Investors Auto Owner Trust, Series 2022-2A, Class D, 8.710%, 10/16/2028, 144A	2,915,970
5,245,000	Flagship Credit Auto Trust, Series 2021-2, Class D, 1.590%, 6/15/2027, 144A	4,671,388
6,565,000	Flagship Credit Auto Trust, Series 2021-3, Class D, 1.650%, 9/15/2027, 144A	5,692,995
5,951,000	Flagship Credit Auto Trust, Series 2021-4, Class C, 1.960%, 12/15/2027, 144A	5,440,603
5,260,000	Foursight Capital Automobile Receivables Trust, Series 2021-2, Class D, 1.920%, 9/15/2027, 144A	4,763,089
8,425,000	GLS Auto Receivables Issuer Trust, Series 2021-2A, Class D, 1.420%, 4/15/2027, 144A	7,643,306
10,265,000	GLS Auto Receivables Issuer Trust, Series 2021-3A, Class D, 1.480%, 7/15/2027, 144A	9,179,605
16,820,000	GLS Auto Receivables Issuer Trust, Series 2021-4A, Class D, 2.480%, 10/15/2027, 144A	14,859,076
11,029,000	Hertz Vehicle Financing III LLC, Series 2022-1A, 4.850%, 6/25/2026, 144A	9,701,715
8,512,000	Hertz Vehicle Financing III LLC, Series 2022-3A, 6.310%, 3/25/2025, 144A	8,115,749
6,205,000	Hertz Vehicle Financing LLC, Class D, Series 2022-4A, 6.560%, 9/25/2026, 144A	5,719,515
1,814,743	JPMorgan Chase Bank NA, Series 2021-3, Class D, 1.009%, 2/26/2029, 144A	1,690,467
8,375,000	Prestige Auto Receivables Trust, Series 2022-1A, Class D, 8.080%, 8/15/2028, 144A	8,342,423
2,305,615	Santander Bank NA, Series 2021-1A, Class B, 1.833%, 12/15/2031, 144A	2,217,617

See accompanying notes to financial statements.

9  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Car Loan – continued
$10,510,000	Westlake Automobile Receivables Trust, Series 2021-3A, Class D, 2.120%, 1/15/2027, 144A	$9,329,033

		215,258,135

	ABS Credit Card – 0.1%
1,445,000	Brex Commercial Charge Card Master Trust, Series 2021-1, Class A, 2.090%, 7/15/2024, 144A	1,429,322
5,000,000	Mercury Financial Credit Card Master Trust, Series 2021-1A, Class C, 4.210%, 3/20/2026, 144A	4,573,401
1,245,000	Mission Lane Credit Card Master Trust, Series 2021-A, Class B, 2.240%, 9/15/2026, 144A	1,205,548

		7,208,271

	ABS Home Equity – 4.5%
10,690,423	510 Asset Backed Trust, Series 2021-NPL1, Class A1, 2.240%, 6/25/2061, 144A(a)	9,752,542
12,850,000	CAFL Issuer LLC, Series 2021-RTL1, Class A1, 2.239%, 3/28/2029, 144A(a)	11,685,086
2,715,000	CoreVest American Finance Trust, Series 2021-1, Class C, 2.800%, 4/15/2053, 144A	2,088,553
4,647,000	CoreVest American Finance Trust, Series 2021-2, Class C, 2.478%, 7/15/2054, 144A	3,397,365
2,280,000	CoreVest American Finance Trust, Series 2021-3, Class D, 3.469%, 10/15/2054, 144A	1,723,985
16,825,792	Credit Suisse Mortgage Trust, Series 2021-RPL4, Class A1, 1.796%, 12/27/2060, 144A(a)	14,974,887
3,716,673	Credit Suisse Mortgage Trust, Series 2021-RPL6, Class M2, 3.125%, 10/25/2060, 144A	2,812,488
7,995,000	FirstKey Homes Trust, Series 2021-SFR1, Class E1, 2.389%, 8/17/2038, 144A	6,666,243
5,272,000	FirstKey Homes Trust, Series 2021-SFR2, Class E1, 2.258%, 9/17/2038, 144A	4,368,388
3,120,000	FirstKey Homes Trust, Series 2021-SFR2, Class E2, 2.358%, 9/17/2038, 144A	2,563,513
2,210,000	FRTKL, Series 2021-SFR1, Class E1, 2.372%, 9/17/2038, 144A	1,837,982
1,930,000	FRTKL, Series 2021-SFR1, Class E2, 2.522%, 9/17/2038, 144A	1,600,671
1,284,185	Home Partners of America Trust, Series 2021-1, Class E, 2.577%, 9/17/2041, 144A	980,525
12,687,594	Home Partners of America Trust, Series 2021-2, Class E1, 2.852%, 12/17/2026, 144A	10,354,585

	ABS Home Equity – continued
$6,348,658	Home Partners of America Trust, Series 2021-2, Class E2, 2.952%, 12/17/2026, 144A	$5,180,209
1,783,620	Legacy Mortgage Asset Trust, Series 2020-GS5, Class A1, 3.250%, 6/25/2060, 144A(a)	1,754,606
7,921,840	Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.750%, 4/25/2061, 144A(a)	7,160,480
2,595,718	Legacy Mortgage Asset Trust, Series 2021-GS4, Class A1, 1.650%, 11/25/2060, 144A(a)	2,320,291
1,720,000	Mill City Mortgage Loan Trust, Series 2019-GS1, Class M2, 3.250%, 7/25/2059, 144A(a)	1,384,448
1,635,000	Progress Residential Trust, Series 2021-SFR4, Class E1, 2.409%, 5/17/2038, 144A	1,365,190
1,145,000	Progress Residential Trust, Series 2021-SFR4, Class E2, 2.559%, 5/17/2038, 144A	955,105
3,535,000	Progress Residential Trust, Series 2021-SFR5, Class E1, 2.209%, 7/17/2038, 144A	2,943,620
925,000	Progress Residential Trust, Series 2021-SFR5, Class E2, 2.359%, 7/17/2038, 144A	765,948
4,495,000	Progress Residential Trust, Series 2021-SFR6, Class E1, 2.425%, 7/17/2038, 144A	3,726,254
2,300,000	Progress Residential Trust, Series 2021-SFR6, Class E2, 2.525%, 7/17/2038, 144A	1,882,826
5,280,000	Progress Residential Trust, Series 2021-SFR7, Class E1, 2.591%, 8/17/2040, 144A	4,063,876
1,445,000	Progress Residential Trust, Series 2021-SFR7, Class E2, 2.640%, 8/17/2040, 144A	1,106,531
1,705,000	Progress Residential Trust, Series 2021-SFR9, Class E1, 2.811%, 11/17/2040, 144A	1,323,971
1,175,000	Progress Residential Trust, Series 2021-SFR9, Class E2, 3.010%, 11/17/2040, 144A	916,329
6,952,591	PRPM LLC, Series 2021-10, Class A1, 2.487%, 10/25/2026, 144A(a)	6,303,045
11,574,090	PRPM LLC, Series 2021-3, Class A1, 1.867%, 4/25/2026, 144A(a)	10,318,430
11,634,360	PRPM LLC, Series 2021-4, Class A1, 1.867%, 4/25/2026, 144A(a)	10,417,815
10,422,699	PRPM LLC, Series 2021-5, Class A1, 1.793%, 6/25/2026, 144A(a)	9,428,895
7,279,208	PRPM LLC, Series 2021-8, Class A1, 1.743%, 9/25/2026, 144A(a)	6,521,739

See accompanying notes to financial statements.

|  10

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Home Equity – continued
$7,867,146	PRPM LLC, Series 2021-9, Class A1, 2.363%, 10/25/2026, 144A(a)	$7,082,094
9,753,207	PRPM LLC, Series 2022-5, Class A1, 6.900%, 9/27/2027, 144A(a)	9,679,362
12,050,000	Toorak Mortgage Corp., Series 2021-1, Class A1, 2.240%, 6/25/2024, 144A(a)	11,395,608
170,000	Towd Point Mortgage Trust, Series 2015-4, Class M2, 3.750%, 4/25/2055, 144A(a)	164,795
3,660,000	Towd Point Mortgage Trust, Series 2016-3, Class M2, 4.000%, 4/25/2056, 144A(a)	3,529,941
430,000	Towd Point Mortgage Trust, Series 2017-3, Class A2, 3.000%, 7/25/2057, 144A(a)	402,555
1,690,000	Towd Point Mortgage Trust, Series 2017-4, Class M2, 3.250%, 6/25/2057, 144A(a)	1,368,144
1,960,000	Towd Point Mortgage Trust, Series 2018-5, Class M1, 3.250%, 7/25/2058, 144A(a)	1,566,975
1,195,000	Towd Point Mortgage Trust, Series 2019-4, Class M1, 3.500%, 10/25/2059, 144A(a)	969,646
905,000	Towd Point Mortgage Trust, Series 2020-1, Class A2B, 3.250%, 1/25/2060, 144A(a)	735,085
495,000	Towd Point Mortgage Trust, Series 2020-2, Class A2B, 3.000%, 4/25/2060, 144A(a)	387,795
2,015,000	Tricon Residential Trust, Series 2021-SFR1, Class E1, 2.794%, 7/17/2038, 144A	1,692,118
5,360,000	Tricon Residential Trust, Series 2021-SFR1, Class E2, 2.894%, 7/17/2038, 144A	4,468,936
250,853	VCAT LLC, Series 2021-NPL1, Class A1, 2.289%, 12/26/2050, 144A(a)	236,795
9,676,683	VCAT LLC, Series 2021-NPL5, Class A1, 1.868%, 8/25/2051, 144A(a)	8,525,635
15,479,206	VCAT LLC, Series 2021-NPL6, Class A1, 1.917%, 9/25/2051, 144A(a)	13,475,675
8,812,314	VOLT XCIV LLC, Series 2021-NPL3, Class A1, 2.240%, 2/27/2051, 144A(a)	7,966,445

		228,294,025

	ABS Other – 3.0%
1,290,000	Affirm Asset Securitization Trust, Series 2021-B, Class C, 1.400%, 8/17/2026, 144A	1,172,526
6,993,753	Apollo Aviation Securitization Equity Trust, Series 2021-1A, Class A, 2.950%, 11/16/2041, 144A	5,586,126

	ABS Other – continued
$2,410,000	Aqua Finance Trust, Series 2021-A, Class B, 2.400%, 7/17/2046, 144A	$2,028,672
13,505,000	BHG Securitization Trust, Series 2022-A, Class B, 2.700%, 2/20/2035, 144A	11,738,164
11,522,588	CLI Funding VIII LLC, Series 2021-1A, Class A, 1.640%, 2/18/2046, 144A	9,825,010
10,751,400	DB Master Finance LLC, Series 2021-1A, Class A2II, 2.493%, 11/20/2051, 144A	8,836,866
759,600	Elara HGV Timeshare Issuer LLC, Series 2021-A, Class C, 2.090%, 8/27/2035, 144A	673,466
3,565,000	FREED ABS Trust, Series 2022-1FP, Class D, 3.350%, 3/19/2029, 144A	3,259,651
1,630,000	Freedom Financial Trust, Series 2021-2, Class C, 1.940%, 6/19/2028, 144A	1,582,841
3,495,000	Freedom Financial Trust, Series 2021-3FP, Class D, 2.370%, 11/20/2028, 144A	3,179,774
68,231	HIN Timeshare Trust, Series 2020-A, Class C, 3.420%, 10/09/2039, 144A	62,541
3,980,000	HPEFS Equipment Trust, Series 2021-1A, Class D, 1.030%, 3/20/2031, 144A	3,754,083
3,645,000	HPEFS Equipment Trust, Series 2022-1A, Class D, 2.400%, 11/20/2029, 144A	3,302,035
10,066,726	Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A, 2.636%, 10/15/2046, 144A	8,227,515
18,189,677	MAPS Trust, Series 2021-1A, Class A, 2.521%, 6/15/2046, 144A	14,739,586
1,733,000	Marlette Funding Trust, Series 2021-2A, Class C, 1.500%, 9/15/2031, 144A	1,601,714
3,210,000	Marlette Funding Trust, Series 2021-3A, Class C, 1.810%, 12/15/2031, 144A	2,874,252
12,050,722	MVW LLC, Series 2021-2A, Class C, 2.230%, 5/20/2039, 144A	10,859,279
15,350,996	Navigator Aircraft ABS Ltd., Series 2021-1, Class A, 2.771%, 11/15/2046, 144A(a)	12,894,096
3,250,000	Nelnet Student Loan Trust, Series 2021-A, Class B2, 2.850%, 4/20/2062, 144A	2,582,823
1,145,000	OneMain Financial Issuance Trust, Series 2018-2A, Class A, 3.570%, 3/14/2033, 144A	1,122,491
1,835,000	OneMain Financial Issuance Trust, Series 2020-2A, Class A, 1.750%, 9/14/2035, 144A	1,603,002
5,485,000	OneMain Financial Issuance Trust, Series 2021-1A, Class D, 2.470%, 6/16/2036, 144A	4,201,606

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Other – continued
$800,000	Republic Finance Issuance Trust, Series 2021-A, Class C, 3.530%, 12/22/2031, 144A	$694,966
1,128,492	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	874,592
725,000	SCF Equipment Leasing LLC, Series 2021-1A, Class D, 1.930%, 9/20/2030, 144A	632,387
4,060,000	SCF Equipment Leasing LLC, Series 2022-2A, Class C, 6.500%, 8/20/2032, 144A	3,959,436
899,626	Shenton Aircraft Investment I Ltd., Series 2015-1A, Class A, 4.750%, 10/15/2042, 144A	688,223
14,961,362	SLAM Ltd., Series 2021-1A, Class A, 2.434%, 6/15/2046, 144A	12,378,133
1,440,000	SoFi Consumer Loan Program Trust, Series 2021-1, Class D, 2.040%, 9/25/2030, 144A	1,304,882
3,500,000	Towd Point Mortgage Trust, Series 2017-1, Class M1, 3.750%, 10/25/2056, 144A(a)	3,262,654
2,746,206	Wave Trust, Series 2017-1A, Class A, 3.844%, 11/15/2042, 144A	2,073,413
12,327,772	Willis Engine Structured Trust VI, Series 2021-A, Class A, 3.104%, 5/15/2046, 144A	9,022,561

		150,599,366

	ABS Student Loan – 0.5%
2,760,000	College Ave Student Loans LLC, Series 2021-A, Class C, 2.920%, 7/25/2051, 144A	2,476,177
2,157,000	College Ave Student Loans LLC, Series 2021-C, Class D, 4.110%, 7/26/2055, 144A	1,679,771
763,709	ELFI Graduate Loan Program LLC, Series 2021-A, Class B, 2.090%, 12/26/2046, 144A(a)	652,841
2,565,000	Navient Private Education Refi Loan Trust, Series 2021-EA, Class B, 2.030%, 12/16/2069, 144A	1,634,218
5,895,000	Navient Private Education Refi Loan Trust, Series 2021-FA, Class B, 2.120%, 2/18/2070, 144A	3,798,442
2,120,000	Nelnet Student Loan Trust, Series 2021-DA, Class C, 3.500%, 4/20/2062, 144A	1,714,234
863,000	Nelnet Student Loan Trust, Series 2021-DA, Class D, 4.380%, 4/20/2062, 144A	702,445
5,735,000	SMB Private Education Loan Trust, Series 2021-B, Class B, 2.650%, 7/17/2051, 144A	4,566,955
7,070,000	SMB Private Education Loan Trust, Series 2021-E, Class B, 2.490%, 2/15/2051, 144A	5,426,134
630,000	SoFi Professional Loan Program LLC, Series 2017-A, Class C, 4.430%, 3/26/2040, 144A(a)	578,168

		23,229,385

	ABS Whole Business – 0.4%
1,673,775	DB Master Finance LLC, Series 2019-1A, Class A23, 4.352%, 5/20/2049, 144A	1,526,121
7,229,900	Domino’s Pizza Master Issuer LLC, Series 2021-1A, Class A2I, 2.662%, 4/25/2051, 144A	6,082,088
3,422,875	Hardee’s Funding LLC, Series 2021-1A, Class A2, 2.865%, 6/20/2051, 144A	2,728,589
1,144,600	Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2, 3.858%, 12/05/2049, 144A	950,805
203,463	Planet Fitness Master Issuer LLC, Series 2022-1A, Class A2I, 3.251%, 12/05/2051, 144A	178,404
11,081,250	Wendy’s Funding LLC, Series 2021-1A, Class A2I, 2.370%, 6/15/2051, 144A	8,946,159

		20,412,166

	Aerospace & Defense – 1.0%
22,105,000	Boeing Co. (The), 3.625%, 2/01/2031	19,367,671
2,995,000	Boeing Co. (The), 3.625%, 3/01/2048	1,959,524
3,525,000	Boeing Co. (The), 3.750%, 2/01/2050	2,429,783
6,180,000	Boeing Co. (The), 3.825%, 3/01/2059	3,950,872
1,200,000	Boeing Co. (The), 3.850%, 11/01/2048	823,676
8,855,000	Boeing Co. (The), 3.900%, 5/01/2049	6,217,671
4,830,000	Boeing Co. (The), 5.150%, 5/01/2030	4,712,338
4,055,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	3,882,662
5,995,000	TransDigm, Inc., 6.250%, 3/15/2026, 144A	5,912,209

		49,256,406

	Airlines – 1.9%
21,828,987	Air Canada Pass Through Trust, Series 2020-2A, 5.250%, 10/01/2030, 144A	20,477,336
2,910,400	American Airlines Pass Through Trust, Series 2016-3, Class B, 3.750%, 4/15/2027	2,585,366
2,673,333	American Airlines Pass Through Trust, Series 2017-2, Class B, 3.700%, 4/15/2027	2,402,142
37,797,936	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.500%, 6/20/2027, 144A	37,578,778
4,070,441	United Airlines Pass Through Trust, Series 2014-1, Class A, 4.000%, 10/11/2027	3,781,729
25,478,007	United Airlines Pass Through Trust, Series 2020-1, Class A, 5.875%, 4/15/2029	25,096,601

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Airlines – continued
$3,665,220	United Airlines Pass Through Trust, Series 2020-1, Class B, 4.875%, 7/15/2027	$3,450,365

		95,372,317

	Automotive – 1.2%
2,355,000	Ford Motor Co., 3.250%, 2/12/2032	1,766,113
14,465,000	Ford Motor Co., 4.750%, 1/15/2043	10,382,874
1,560,000	Ford Motor Co., 6.625%, 2/15/2028	1,567,005
1,580,000	Ford Motor Co., 7.500%, 8/01/2026	1,644,701
3,505,000	General Motors Co., 5.200%, 4/01/2045	2,848,760
1,750,000	General Motors Co., 6.250%, 10/02/2043	1,617,925
44,900,000	General Motors Financial Co., Inc., 3.600%, 6/21/2030	37,786,155
815,000	General Motors Financial Co., Inc., Series A, (fixed rate to 9/30/2027, variable rate thereafter), 5.750%(b)	686,146
1,305,000	General Motors Financial Co., Inc., Series C, (fixed rate to 9/30/2030, variable rate thereafter), 5.700%(b)	1,104,519

		59,404,198

	Banking – 4.1%
20,700,000	Ally Financial, Inc., Series B, (fixed rate to 5/15/2026, variable rate thereafter), 4.700%(b)	13,843,125
15,605,000	Ally Financial, Inc., Series C, (fixed rate to 5/15/2028, variable rate thereafter), 4.700%(b)	9,772,631
17,805,000	Barclays PLC, (fixed rate to 3/15/2028, variable rate thereafter), 4.375%(b)	13,576,312
47,298,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	35,991,159
14,253,000	BNP Paribas S.A., (fixed rate to 8/12/2030, variable rate thereafter), 2.588%, 8/12/2035, 144A	10,451,155
8,140,000	Credit Agricole S.A., (fixed rate to 1/10/2028, variable rate thereafter), EMTN, 4.000%, 1/10/2033	7,092,219
605,000	Credit Suisse Group AG, (fixed rate to 1/12/2028, variable rate thereafter), 3.869%, 1/12/2029, 144A	484,937
5,470,000	Credit Suisse Group AG, (fixed rate to 11/15/2032, variable rate thereafter), 9.016%, 11/15/2033, 144A	5,600,553
510,000	Credit Suisse Group AG, (fixed rate to 5/14/2031, variable rate thereafter), 3.091%, 5/14/2032, 144A	352,383
8,165,000	Credit Suisse Group AG, (fixed rate to 6/05/2025, variable rate thereafter), 2.193%, 6/05/2026, 144A	6,973,659

	Banking – continued
11,755,000	Credit Suisse Group AG, (fixed rate to 7/15/2025, variable rate thereafter), 6.373%, 7/15/2026, 144A	11,036,172
11,645,000	Credit Suisse Group AG, (fixed rate to 8/11/2027, variable rate thereafter), 6.442%, 8/11/2028, 144A	10,606,965
5,690,000	Credit Suisse Group AG, (fixed rate to 8/12/2032, variable rate thereafter), 6.537%, 8/12/2033, 144A	4,998,551
4,195,000	Deutsche Bank AG, (fixed rate to 10/07/2031, variable rate thereafter), 3.742%, 1/07/2033	2,979,187
25,209,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	18,483,586
2,275,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	1,901,487
3,380,000	Intesa Sanpaolo SpA, (fixed rate to 6/01/2031, variable rate thereafter), 4.198%, 6/01/2032, 144A	2,491,297
22,550,000	NatWest Group PLC, (fixed rate to 8/28/2030, variable rate thereafter), 3.032%, 11/28/2035	16,635,811
2,900,000	NatWest Group PLC, (fixed rate to 9/30/2027, variable rate thereafter), 5.516%, 9/30/2028	2,864,277
4,370,000	Synchrony Bank, 5.400%, 8/22/2025	4,311,005
8,885,000	Synchrony Bank, 5.625%, 8/23/2027	8,675,758
22,400,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035, 144A	18,198,837

		207,321,066

	Brokerage – 0.1%
5,731,000	Jefferies Financial Group, Inc., 6.250%, 1/15/2036	5,779,778

	Building Materials – 1.5%
57,099,000	Cemex SAB de CV, 3.875%, 7/11/2031, 144A	48,193,549
3,605,000	Cemex SAB de CV, 5.200%, 9/17/2030, 144A	3,363,058
9,035,000	Cemex SAB de CV, (fixed rate to 6/08/2026, variable rate thereafter), 5.125%, 144A(b)	8,348,430
4,057,000	Masco Corp., 6.500%, 8/15/2032	4,153,024
4,534,000	Masco Corp., 7.750%, 8/01/2029	4,955,757
6,344,000	Owens Corning, 7.000%, 12/01/2036	6,713,760

		75,727,578

	Cable Satellite – 4.1%
36,985,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 1/15/2034, 144A	27,296,594
11,015,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.300%, 2/01/2032	8,113,081

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Cable Satellite – continued
$35,342,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.800%, 4/01/2031	$27,514,021
24,940,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.700%, 4/01/2051	15,165,210
1,438,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.850%, 4/01/2061	831,682
46,770,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.950%, 6/30/2062	27,589,626
6,805,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.400%, 4/01/2033	5,822,761
5,935,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 5.125%, 7/01/2049	4,487,821
45,882,000	CSC Holdings LLC, 4.625%, 12/01/2030, 144A	25,355,956
1,875,000	CSC Holdings LLC, 5.000%, 11/15/2031, 144A	1,047,563
22,585,000	CSC Holdings LLC, 5.375%, 2/01/2028, 144A	18,209,156
1,390,000	CSC Holdings LLC, 5.750%, 1/15/2030, 144A	783,946
9,430,000	DISH DBS Corp., 5.125%, 6/01/2029	6,083,387
26,600,000	DISH DBS Corp., 5.250%, 12/01/2026, 144A	22,406,111
14,719,000	DISH DBS Corp., 7.750%, 7/01/2026	11,869,255
6,190,000	Time Warner Cable LLC, 4.500%, 9/15/2042	4,531,727
535,000	Time Warner Cable LLC, 5.875%, 11/15/2040	466,106

		207,574,003

	Chemicals – 0.4%
5,450,000	Alpek SAB de CV, 3.250%, 2/25/2031, 144A	4,541,220
1,995,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030, 144A	1,696,665
10,170,000	Braskem Netherlands Finance BV, 5.875%, 1/31/2050, 144A	7,878,357
4,310,000	Celanese U.S. Holdings LLC, 6.330%, 7/15/2029	4,187,775
3,175,000	Celanese U.S. Holdings LLC, 6.379%, 7/15/2032	3,019,260
1,360,000	INEOS Quattro Finance 2 PLC, 3.375%, 1/15/2026, 144A	1,249,500

		22,572,777

	Construction Machinery – 0.6%
2,300,000	Ashtead Capital, Inc., 5.500%, 8/11/2032, 144A	2,199,879
27,030,000	Toro Co. (The), 6.625%, 5/01/2037	27,621,023

		29,820,902

	Consumer Cyclical Services – 2.2%
2,700,000	Expedia Group, Inc., 2.950%, 3/15/2031	2,171,154
2,255,000	Expedia Group, Inc., 3.250%, 2/15/2030	1,912,906
14,700,000	TriNet Group, Inc., 3.500%, 3/01/2029, 144A	12,086,340
33,255,000	Uber Technologies, Inc., 4.500%, 8/15/2029, 144A	28,973,585
20,723,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	19,894,077
44,403,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	44,434,082
1,720,000	Uber Technologies, Inc., 8.000%, 11/01/2026, 144A	1,725,920

		111,198,064

	Consumer Products – 0.4%
12,778,000	Avon Products, Inc., 8.450%, 3/15/2043	12,233,657
9,385,000	Natura Cosmeticos S.A., 4.125%, 5/03/2028, 144A	7,658,254

		19,891,911

	Diversified Manufacturing – 0.0%
2,080,000	General Electric Co., Series D, 3-month LIBOR + 3.330%, 8.099%(b)(c)	2,043,480

	Electric – 1.0%
27,504,380	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	27,182,351
8,663,000	Enel Generacion Chile S.A., 7.875%, 2/01/2027	9,139,465
9,495,000	Pacific Gas & Electric Co., 4.300%, 3/15/2045	6,731,841
6,825,000	Pacific Gas & Electric Co., 4.750%, 2/15/2044	5,221,699
3,790,000	Pacific Gas & Electric Co., 5.450%, 6/15/2027	3,737,352

		52,012,708

	Finance Companies – 5.0%
12,050,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/30/2032	9,420,217
3,100,000	AGFC Capital Trust I, 3-month LIBOR + 1.750%, 5.829%, 1/15/2067, 144A(c)	1,668,265
6,606,000	Air Lease Corp., 4.625%, 10/01/2028	6,178,860
17,166,000	Air Lease Corp., Series B, (fixed rate to 6/15/2026, variable rate thereafter), 4.650%(b)	14,345,968
5,325,000	Aircastle Ltd., Series A (fixed rate to 6/15/2026, variable rate thereafter), 5.250%, 144A(b)	4,100,250

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Finance Companies – continued
$12,465,000	Ares Capital Corp., 2.875%, 6/15/2028	$9,994,799
17,495,000	Ares Capital Corp., 3.200%, 11/15/2031	12,838,706
3,260,000	Aviation Capital Group LLC, 1.950%, 1/30/2026, 144A	2,838,085
9,790,000	Barings BDC, Inc., 3.300%, 11/23/2026	8,297,791
22,260,000	Blackstone Secured Lending Fund, 2.125%, 2/15/2027	18,431,636
11,475,000	FS KKR Capital Corp., 3.125%, 10/12/2028	9,250,796
8,178,000	FS KKR Capital Corp., 3.400%, 1/15/2026	7,251,868
445,000	Navient Corp., 5.000%, 3/15/2027	389,559
9,706,000	Navient Corp., 6.750%, 6/15/2026	9,199,217
5,750,000	Navient Corp., Series A, 5.625%, 8/01/2033	4,096,216
10,145,000	OneMain Finance Corp., 7.125%, 3/15/2026	9,646,678
7,975,000	Owl Rock Capital Corp., 2.875%, 6/11/2028	6,261,765
14,750,000	Owl Rock Capital Corp., 4.250%, 1/15/2026	13,540,772
13,420,000	Owl Rock Technology Finance Corp., 4.750%, 12/15/2025, 144A	12,151,540
30,029,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026, 144A	25,739,729
19,614,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	15,542,880
53,876,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	41,122,227
15,738,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	11,754,083

		254,061,907

	Financial Other – 1.5%
9,560,000	Agile Group Holdings Ltd., 6.050%, 10/13/2025	4,423,221
2,700,000	Central China Real Estate Ltd., 7.250%, 4/24/2023	1,163,766
3,680,000	Central China Real Estate Ltd., 7.250%, 7/16/2024	1,043,758
1,455,000	Central China Real Estate Ltd., 7.250%, 8/13/2024	407,124
3,675,000	Central China Real Estate Ltd., 7.500%, 7/14/2025	1,010,089
945,000	Central China Real Estate Ltd., 7.650%, 8/27/2023	337,951
730,000	Central China Real Estate Ltd., 7.750%, 5/24/2024	225,490
2,815,000	CIFI Holdings Group Co. Ltd., 6.000%, 7/16/2025	725,678
990,000	CIFI Holdings Group Co. Ltd., 6.450%, 11/07/2024	259,875
7,770,000	Country Garden Holdings Co. Ltd., 3.300%, 1/12/2031	4,110,874

	Financial Other – continued
36,625,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	30,971,931
19,485,000	Kaisa Group Holdings Ltd., 9.375%, 6/30/2024(d)	2,652,103
1,845,000	Kaisa Group Holdings Ltd., 9.950%, 7/23/2025(d)	249,795
2,400,000	Kaisa Group Holdings Ltd., 10.500%, 1/15/2025(d)	325,128
24,005,000	Kaisa Group Holdings Ltd., 11.250%, 4/16/2025(d)	3,249,797
1,305,000	Kaisa Group Holdings Ltd., 11.650%, 6/01/2026(d)	176,449
1,735,000	Kaisa Group Holdings Ltd., 11.700%, 11/11/2025(d)	235,318
5,965,000	Logan Group Co. Ltd., 4.250%, 7/12/2025(e)	1,331,507
5,148,000	Logan Group Co. Ltd., 4.850%, 12/14/2026(e)	1,159,227
14,125,000	Nationstar Mortgage Holdings, Inc., 5.500%, 8/15/2028, 144A	11,517,685
6,195,000	Shimao Group Holdings Ltd., 3.450%, 1/11/2031(d)	1,108,905
400,000	Shimao Group Holdings Ltd., 4.600%, 7/13/2030(d)	73,624
1,515,000	Shimao Group Holdings Ltd., 5.200%, 1/16/2027(d)	272,700
4,675,000	Shimao Group Holdings Ltd., 5.600%, 7/15/2026(d)	865,997
1,465,000	Shimao Group Holdings Ltd., 6.125%, 2/21/2024(d)	273,486
575,000	Sunac China Holdings Ltd., 5.950%, 4/26/2024(d)	123,527
6,810,000	Sunac China Holdings Ltd., 6.500%, 1/10/2025(d)	1,455,978
3,575,000	Sunac China Holdings Ltd., 6.500%, 1/26/2026(d)	761,511
460,000	Sunac China Holdings Ltd., 6.650%, 8/03/2024(d)	98,592
5,930,000	Sunac China Holdings Ltd., 7.000%, 7/09/2025(d)	1,267,715
1,120,000	Times China Holdings Ltd., 5.750%, 1/14/2027	182,011
7,485,000	Times China Holdings Ltd., 6.200%, 3/22/2026	1,213,393
440,000	Times China Holdings Ltd., 6.750%, 7/08/2025	72,745
3,175,000	Yuzhou Group Holdings Co. Ltd., 6.350%, 1/13/2027(d)	293,243
6,250,000	Yuzhou Group Holdings Co. Ltd., 7.700%, 2/20/2025(d)	579,000
1,585,000	Yuzhou Group Holdings Co. Ltd., 7.850%, 8/12/2026(d)	146,660
4,025,000	Yuzhou Group Holdings Co. Ltd., 8.300%, 5/27/2025(d)	372,876

		74,738,729

	Food & Beverage – 0.4%
965,000	Darling Ingredients, Inc., 6.000%, 6/15/2030, 144A	943,288
5,695,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.000%, 2/02/2029, 144A	4,713,436

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Food & Beverage – continued
$17,905,000	Pilgrim’s Pride Corp., 3.500%, 3/01/2032, 144A	$13,995,622
995,000	Pilgrim’s Pride Corp., 4.250%, 4/15/2031, 144A	846,302

		20,498,648

	Gaming – 1.0%
19,755,000	Genm Capital Labuan Ltd., 3.882%, 4/19/2031, 144A	14,708,527
5,810,000	GLP Capital LP/GLP Financing II, Inc., 3.250%, 1/15/2032	4,644,426
415,000	Scientific Games International, Inc., 7.250%, 11/15/2029, 144A	398,400
10,488,000	VICI Properties LP/VICI Note Co., Inc., 4.250%, 12/01/2026, 144A	9,784,504
8,621,000	VICI Properties LP/VICI Note Co., Inc., 4.500%, 9/01/2026, 144A	8,113,029
7,500,000	VICI Properties LP/VICI Note Co., Inc., 4.625%, 6/15/2025, 144A	7,190,625
6,163,000	VICI Properties LP/VICI Note Co., Inc., 5.625%, 5/01/2024, 144A	6,102,972

		50,942,483

	Government Owned – No Guarantee – 1.3%
27,210,000	Antares Holdings LP, 8.500%, 5/18/2025, 144A	27,778,430
6,170,000	EcoPetrol S.A., 4.625%, 11/02/2031	4,712,892
8,465,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	8,435,684
28,145,000	Petroleos Mexicanos, 5.950%, 1/28/2031	21,301,487
2,735,000	Sino-Ocean Land Treasure IV Ltd., 4.750%, 8/05/2029	1,482,917
5,250,000	Sino-Ocean Land Treasure IV Ltd., 4.750%, 1/14/2030	2,674,875

		66,386,285

	Health Insurance – 0.7%
23,625,000	Centene Corp., 2.500%, 3/01/2031	18,485,927
8,940,000	Centene Corp., 2.625%, 8/01/2031	7,025,052
6,921,000	Centene Corp., 3.000%, 10/15/2030	5,673,484
6,470,000	Molina Healthcare, Inc., 3.875%, 5/15/2032, 144A	5,372,943

		36,557,406

	Healthcare – 0.2%
9,725,000	HCA, Inc., 4.125%, 6/15/2029	8,877,866

	Home Construction – 0.9%
50,680,000	PulteGroup, Inc., 6.000%, 2/15/2035	48,458,269

	Independent Energy – 4.2%
17,555,000	Aker BP ASA, 4.000%, 1/15/2031, 144A	15,385,148
12,960,000	Continental Resources, Inc., 2.875%, 4/01/2032, 144A	9,599,319
56,135,000	Continental Resources, Inc., 5.750%, 1/15/2031, 144A	52,253,844
3,985,000	Devon Energy Corp., 4.500%, 1/15/2030	3,710,009

	Independent Energy – continued
9,555,000	Energean Israel Finance Ltd., 5.375%, 3/30/2028, 144A	8,551,725
12,510,000	Energean Israel Finance Ltd., 5.875%, 3/30/2031, 144A	10,899,338
2,690,000	EQT Corp., 3.125%, 5/15/2026, 144A	2,472,204
11,721,000	EQT Corp., 3.625%, 5/15/2031, 144A	9,932,799
11,753,000	EQT Corp., 3.900%, 10/01/2027	10,849,961
2,329,000	EQT Corp., 5.000%, 1/15/2029	2,186,368
2,215,000	EQT Corp., 5.700%, 4/01/2028	2,203,098
620,000	Occidental Petroleum Corp., 6.125%, 1/01/2031	625,698
37,985,000	Occidental Petroleum Corp., 6.625%, 9/01/2030	39,252,939
985,000	Occidental Petroleum Corp., 7.875%, 9/15/2031	1,087,440
980,000	Occidental Petroleum Corp., 8.875%, 7/15/2030	1,106,424
15,296,000	Ovintiv, Inc., 6.500%, 8/15/2034	15,391,559
828,000	Ovintiv, Inc., 6.500%, 2/01/2038	820,336
4,156,000	Ovintiv, Inc., 6.625%, 8/15/2037	4,179,882
553,000	Ovintiv, Inc., 7.200%, 11/01/2031	580,431
1,815,000	Ovintiv, Inc., 7.375%, 11/01/2031	1,931,862
2,285,000	Ovintiv, Inc., 8.125%, 9/15/2030	2,507,461
190,000	Range Resources Corp., 4.875%, 5/15/2025	180,482
27,050,000	Sanchez Energy Corp., 6.125%, 1/15/2023(d)	371,938
12,420,000	Sanchez Energy Corp., 7.750%, 6/15/2021(d)	170,775
2,150,000	Southwestern Energy Co., 4.750%, 2/01/2032	1,837,369
4,695,000	Var Energi ASA, 7.500%, 1/15/2028, 144A	4,782,335
10,345,000	Var Energi ASA, 8.000%, 11/15/2032, 144A	10,683,466

		213,554,210

	Industrial Other – 0.1%
5,995,000	TopBuild Corp., 4.125%, 2/15/2032, 144A	4,871,597

	Leisure – 0.9%
13,160,000	Carnival Corp., 5.750%, 3/01/2027, 144A	9,396,767
3,415,000	Carnival Corp., 6.000%, 5/01/2029, 144A	2,275,694
10,030,000	NCL Corp. Ltd., 5.875%, 3/15/2026, 144A	7,878,264
7,630,000	NCL Corp. Ltd., 5.875%, 2/15/2027, 144A	6,604,223
3,695,000	NCL Finance Ltd., 6.125%, 3/15/2028, 144A	2,727,728
18,780,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028, 144A	14,987,285

		43,869,961

	Life Insurance – 3.3%
5,935,000	Athene Global Funding, 1.716%, 1/07/2025, 144A	5,475,698
6,099,000	Brighthouse Financial, Inc., 4.700%, 6/22/2047	4,461,459

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Life Insurance – continued
$20,335,000	Brighthouse Financial, Inc., 5.625%, 5/15/2030	$19,340,130
2,030,000	MetLife, Inc., 9.250%, 4/08/2068, 144A	2,364,825
10,175,000	MetLife, Inc., 10.750%, 8/01/2069	13,499,071
57,985,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	60,335,097
38,476,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	50,217,721
12,950,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A	14,220,654

		169,914,655

	Lodging – 1.0%
11,490,000	Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032, 144A	9,201,192
2,475,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 4.875%, 7/01/2031, 144A	2,019,979
8,090,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 5.000%, 6/01/2029, 144A	6,957,400
11,290,000	Marriott International, Inc., Series HH, 2.850%, 4/15/2031	9,142,446
6,155,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029, 144A	5,106,350
10,440,000	Travel & Leisure Co., 4.500%, 12/01/2029, 144A	8,506,826
11,584,000	Travel & Leisure Co., 4.625%, 3/01/2030, 144A	9,606,268

		50,540,461

	Media Entertainment – 1.7%
5,896,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	4,801,349
2,905,000	iHeartCommunications, Inc., 5.250%, 8/15/2027, 144A	2,460,777
6,670,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	5,672,352
2,110,000	Netflix, Inc., 4.875%, 4/15/2028	2,037,387
22,040,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	20,554,482
2,757,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	2,674,290
13,137,000	Netflix, Inc., 5.875%, 11/15/2028	13,314,744
17,879,000	Netflix, Inc., 6.375%, 5/15/2029	18,402,629
4,640,000	Warnermedia Holdings, Inc., 4.054%, 3/15/2029, 144A	4,021,534
16,368,000	Warnermedia Holdings, Inc., 4.279%, 3/15/2032, 144A	13,495,743

		87,435,287

	Metals & Mining – 3.4%
22,660,000	Anglo American Capital PLC, 2.875%, 3/17/2031, 144A	18,502,112
19,906,000	ArcelorMittal S.A., 6.750%, 3/01/2041	19,195,350

	Metals & Mining – continued
1,145,000	ArcelorMittal S.A., 7.000%, 10/15/2039	1,161,992
3,950,000	Barrick Gold Corp., Series A, 5.800%, 11/15/2034	3,940,835
7,370,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	6,979,549
31,810,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027, 144A	29,844,882
9,200,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	8,954,730
14,665,000	FMG Resources August 2006 Pty Ltd., 4.375%, 4/01/2031, 144A	12,196,638
34,855,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	32,916,440
18,565,000	Glencore Funding LLC, 2.500%, 9/01/2030, 144A	15,073,852
28,195,000	Glencore Funding LLC, 2.850%, 4/27/2031, 144A	23,072,677
2,865,000	Volcan Cia Minera SAA, 4.375%, 2/11/2026, 144A	2,468,329

		174,307,386

	Midstream – 1.0%
7,685,000	DCP Midstream Operating LP, 3.250%, 2/15/2032	6,356,494
55,000	DCP Midstream Operating LP, 5.125%, 5/15/2029	53,005
9,050,000	DCP Midstream Operating LP, 6.450%, 11/03/2036, 144A	8,868,304
13,095,000	Energy Transfer LP, 5.750%, 2/15/2033	12,811,624
3,745,000	Hess Midstream Operations LP, 4.250%, 2/15/2030, 144A	3,201,679
205,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	213,306
480,000	Targa Resources Corp., 5.200%, 7/01/2027	470,463
5,300,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.000%, 1/15/2032	4,455,498
1,365,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.875%, 2/01/2031	1,232,527
1,380,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.500%, 3/01/2030	1,298,470
2,635,000	Western Midstream Operating LP, 4.300%, 2/01/2030	2,300,144
6,105,000	Western Midstream Operating LP, 5.300%, 3/01/2048	5,019,695
1,130,000	Western Midstream Operating LP, 5.450%, 4/01/2044	938,714
840,000	Western Midstream Operating LP, 5.500%, 8/15/2048	697,177
3,495,000	Western Midstream Operating LP, 5.500%, 2/01/2050	2,879,181

		50,796,281

	Mortgage Related – 0.0%
3,903	FHLMC, 5.000%, 12/01/2031	3,880

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Non-Agency Commercial Mortgage-Backed Securities – 2.1%
$10,990,000	BANK, Series 2021-BN35, Class AS, 2.457%, 6/15/2064	$8,482,181
505,000	BBSG Mortgage Trust, Series 2016-MRP, Class A, 3.275%, 6/05/2036, 144A	437,376
11,095,000	BPR Trust, Series 2021-NRD, Class F, 1-month SOFR + 6.870%, 11.196%, 12/15/2038, 144A(c)	9,758,092
7,790,000	BPR Trust, Series 2022-STAR, Class A, 1-month SOFR + 3.232%, 7.568%, 8/15/2024, 144A(c)	7,665,962
1,819,488	Commercial Mortgage Pass Through Certificates, Series 2012-CR3, Class AM, 3.416%, 10/15/2045, 144A	1,635,666
181,047	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A	155,228
2,429,303	Commercial Mortgage Trust, Series 2012-LC4, Class B, 4.934%, 12/10/2044(a)	2,424,777
6,710,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class B, 4.185%, 9/15/2037, 144A	5,695,717
630,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class C, 4.336%, 9/15/2037, 144A	508,696
2,530,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class D, 4.373%, 9/15/2037, 144A	1,860,786
4,217,150	Extended Stay America Trust, Series 2021-ESH, Class C, 1-month LIBOR + 1.700%, 6.018%, 7/15/2038, 144A(c)	4,047,884
3,031,077	Extended Stay America Trust, Series 2021-ESH, Class D, 1-month LIBOR + 2.250%, 6.568%, 7/15/2038, 144A(c)	2,901,818
3,760,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class B, 3.550%, 3/05/2033, 144A(a)	3,283,439
3,815,000	GS Mortgage Securities Trust, Series 2013-G1, Class B, 3.650%, 4/10/2031, 144A(a)	3,690,087
435,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class D, 4.064%, 12/15/2047, 144A(a)	403,326
1,905,000	MedTrust, Series 2021-MDLN, Class B, 1-month LIBOR + 1.450%, 5.768%, 11/15/2038, 144A(c)	1,814,229
6,060,000	MedTrust, Series 2021-MDLN, Class C, 1-month LIBOR + 1.800%, 6.118%, 11/15/2038, 144A(c)	5,757,321

	Non-Agency Commercial Mortgage-Backed Securities – continued
2,500,000	MedTrust, Series 2021-MDLN, Class D, 1-month LIBOR + 2.000%, 6.318%, 11/15/2038, 144A(c)	2,362,077
1,380,537	Morgan Stanley Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-CKSV, Class A2, 3.277%, 10/15/2030, 144A	1,111,332
11,786,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A4, 4.198%, 8/15/2046(a)	11,614,740
1,705,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class B, 4.398%, 8/15/2046(a)	1,258,320
5,770,000	RBS Commercial Funding Trust, Series 2013-GSP, Class A, 3.834%, 1/15/2032, 144A(a)	5,553,469
594,598	UBS-Barclays Commercial Mortgage Trust, Series 2012-TFT, Class A, 2.892%, 6/05/2030, 144A	578,584
9,076,751	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, 4.296%, 7/15/2046(a)	8,606,159
4,970,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class B, 3.671%, 11/15/2059(a)	4,132,553
1,955,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class B, 3.744%, 12/15/2045	1,813,521
7,750,000	WFRBS Commercial Mortgage Trust, Series 2013-C15, Class B, 4.529%, 8/15/2046(a)	6,610,614
2,915,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B, 4.378%, 5/15/2047	2,508,389

		106,672,343

	Paper – 0.1%
3,445,000	WestRock MWV LLC, 7.950%, 2/15/2031	3,870,846
2,252,000	Weyerhaeuser Co., 7.375%, 3/15/2032	2,489,324

		6,360,170

	Pharmaceuticals – 1.3%
11,605,000	Bausch Health Cos., Inc., 4.875%, 6/01/2028, 144A	7,381,265
5,560,000	Bausch Health Cos., Inc., 5.000%, 1/30/2028, 144A	2,668,769
580,000	Bausch Health Cos., Inc., 5.000%, 2/15/2029, 144A	277,964
4,435,000	Bausch Health Cos., Inc., 5.250%, 1/30/2030, 144A	2,127,292
3,015,000	Bausch Health Cos., Inc., 5.250%, 2/15/2031, 144A	1,460,979
640,000	Bausch Health Cos., Inc., 6.250%, 2/15/2029, 144A	308,120

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Pharmaceuticals – continued
$1,045,000	Bausch Health Cos., Inc., 7.000%, 1/15/2028, 144A	$505,099
9,370,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	8,236,855
5,031,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	4,399,609
25,967,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	15,876,880
15,545,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 5/09/2027	14,051,121
10,545,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/09/2029	9,390,820

		66,684,773

	Property & Casualty Insurance – 0.3%
13,985,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 15.339%, 1/15/2033, 144A(e)(f)	1,398,500
80,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 16.027%, 1/15/2033(e)(f)	8,000
17,110,000	Stewart Information Services Corp., 3.600%, 11/15/2031	13,111,859

		14,518,359

	REITs – Diversified – 0.1%
4,125,000	EPR Properties, 3.600%, 11/15/2031	2,988,568

	Retailers – 0.5%
4,680,000	Dillard’s, Inc., 7.000%, 12/01/2028	4,632,264
7,182,000	Dillard’s, Inc., 7.750%, 7/15/2026	7,411,609
2,250,000	Dillard’s, Inc., 7.750%, 5/15/2027	2,253,983
5,975,000	Lithia Motors, Inc., 3.875%, 6/01/2029, 144A	4,924,535
9,245,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	8,169,344

		27,391,735

	Technology – 3.9%
15,580,000	Avnet, Inc., 5.500%, 6/01/2032	14,386,568
8,675,000	Block, Inc., 3.500%, 6/01/2031	6,921,999
5,785,000	Broadcom, Inc., 3.137%, 11/15/2035, 144A	4,253,515
13,741,000	Broadcom, Inc., 4.150%, 11/15/2030	12,314,027
2,346,000	CDW LLC/CDW Finance Corp., 2.670%, 12/01/2026	2,082,821
2,739,000	CDW LLC/CDW Finance Corp., 3.250%, 2/15/2029	2,332,779
27,510,000	CDW LLC/CDW Finance Corp., 3.569%, 12/01/2031	22,669,236
637,000	CDW LLC/CDW Finance Corp., 4.250%, 4/01/2028	586,250
14,400,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	9,780,503
16,765,000	CommScope, Inc., 4.750%, 9/01/2029, 144A	13,515,943

	Technology – continued
19,780,000	Entegris Escrow Corp., 4.750%, 4/15/2029, 144A	18,038,120
945,000	Gartner, Inc., 3.625%, 6/15/2029, 144A	830,390
2,250,000	Global Payments, Inc., 2.900%, 11/15/2031	1,774,279
3,460,000	Global Payments, Inc., 5.300%, 8/15/2029	3,345,026
7,515,000	Global Payments, Inc., 5.400%, 8/15/2032	7,156,914
13,265,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	11,569,733
8,630,000	Marvell Technology, Inc., 2.950%, 4/15/2031	6,941,443
19,330,000	Micron Technology, Inc., 6.750%, 11/01/2029	19,634,967
2,080,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 4.400%, 6/01/2027	1,993,458
4,150,000	Open Text Corp., 6.900%, 12/01/2027, 144A	4,150,000
18,900,000	Oracle Corp., 3.950%, 3/25/2051	13,465,102
5,830,000	Oracle Corp., 6.150%, 11/09/2029	6,051,341
845,000	Seagate HDD Cayman, 4.091%, 6/01/2029	699,398
615,825	Seagate HDD Cayman, 9.625%, 12/01/2032	675,437
6,775,000	Western Digital Corp., 2.850%, 2/01/2029	5,241,614
10,601,000	Western Digital Corp., 4.750%, 2/15/2026	9,983,174

		200,394,037

	Transportation Services – 0.5%
5,895,000	Adani Ports & Special Economic Zone Ltd., 3.100%, 2/02/2031, 144A	4,324,100
19,345,000	Adani Ports & Special Economic Zone Ltd., 4.200%, 8/04/2027, 144A	16,980,517
1,845,000	GMR Hyderabad International Airport Ltd., 4.250%, 10/27/2027, 144A	1,599,320
315,000	GMR Hyderabad International Airport Ltd., 4.750%, 2/02/2026, 144A	292,994

		23,196,931

	Treasuries – 15.6%
222,380,000	U.S. Treasury Bond, 3.250%, 5/15/2042	194,964,716
149,270,000	U.S. Treasury Note, 0.125%, 2/28/2023(g)	148,274,262
213,830,000	U.S. Treasury Note, 0.125%, 6/30/2023	209,085,647
76,545,000	U.S. Treasury Note, 0.500%, 11/30/2023	73,644,662
73,585,000	U.S. Treasury Note, 0.875%, 1/31/2024	70,604,233
103,730,000	U.S. Treasury Note, 1.500%, 2/29/2024	99,985,995

		796,559,515

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Wireless – 1.3%
$9,835,000	IHS Holding Ltd., 5.625%, 11/29/2026, 144A	$8,118,793
8,000,000	SoftBank Group Corp., 4.625%, 7/06/2028	6,568,320
3,695,000	SoftBank Group Corp., 5.250%, 7/06/2031	2,956,000
35,370,000	T-Mobile USA, Inc., 3.375%, 4/15/2029	31,152,817
20,890,000	T-Mobile USA, Inc., 3.500%, 4/15/2031	18,044,770

		66,840,700

	Wirelines – 0.3%
3,825,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	3,336,968
5,545,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	4,190,357
11,370,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	9,301,683

		16,829,008

	Total Non-Convertible Bonds

	(Identified Cost $4,958,929,073)	4,267,227,986

Convertible Bonds – 5.6%

	Airlines – 0.5%
5,645,000	JetBlue Airways Corp., 0.500%, 4/01/2026	4,115,640
17,869,000	Southwest Airlines Co., 1.250%, 5/01/2025	21,460,669

		25,576,309

	Cable Satellite – 2.3%
195,000	Cable One, Inc., Zero Coupon 6.042%, 3/15/2026(h)	153,173
184,765,000	DISH Network Corp., 3.375%, 8/15/2026	115,755,272

		115,908,445

	Consumer Cyclical Services – 0.3%
1,520,000	Peloton Interactive, Inc., Zero Coupon 0.519%-0.987%, 2/15/2026(i)	1,075,993
18,940,000	Uber Technologies, Inc., Zero Coupon, 0.000%-5.582%, 12/15/2025(i)	15,996,534

		17,072,527

	Gaming – 0.1%
3,339,000	Penn Entertainment, Inc., 2.750%, 5/15/2026	4,921,686

	Healthcare – 0.6%
36,387,000	Teladoc Health, Inc., 1.250%, 6/01/2027	27,952,304

	Leisure – 0.2%
16,620,000	NCL Corp. Ltd., 1.125%, 2/15/2027	11,383,703

	Media Entertainment – 0.2%
8,590,000	Snap, Inc., Zero Coupon 6.697%-7.641%, 5/01/2027(i)	6,000,115
7,780,000	Spotify USA, Inc., Zero Coupon 5.189%-5.873%, 3/15/2026(i)	6,262,900

		12,263,015

	Pharmaceuticals – 1.0%
13,963,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	14,818,932
27,688,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	29,752,440
6,370,000	Livongo Health, Inc., 0.875%, 6/01/2025	5,576,171

		50,147,543

	Technology – 0.4%
475,000	Bentley Systems, Inc., 0.375%, 7/01/2027	386,650
6,935,000	RingCentral, Inc., Zero Coupon 7.146%-8.016%, 3/15/2026(i)	5,443,975
7,165,000	Splunk, Inc., 1.125%, 6/15/2027	6,045,827
7,845,000	Unity Software, Inc., Zero Coupon 7.084%-8.213%, 11/15/2026(i)	5,871,983

		17,748,435

	Total Convertible Bonds

	(Identified Cost $386,146,449)	282,973,967

Municipals – 1.6%

	Virginia – 1.6%
89,440,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046 (Identified Cost $88,795,062)	80,571,210

	Total Bonds and Notes

	(Identified Cost $5,433,870,584)	4,630,773,163

Senior Loans – 0.3%

	Independent Energy – 0.3%
16,469,000	Ascent Resources - Utica, 2020 Fixed 2nd Lien Term Loan, 3-month LIBOR + 9.000%, 12.941%, 11/01/2025(c)(j) (Identified Cost $16,469,450)	17,358,326

Collateralized Loan Obligations – 4.5%
9,977,000	522 Funding CLO Ltd., Series 2018-3A, Class DR, 3-month LIBOR + 3.100%, 7.343%, 10/20/2031, 144A(c)	9,295,411
7,140,000	AGL CLO 12 Ltd., Series 2021-12A, Class B, 3-month LIBOR + 1.600%, 5.843%, 7/20/2034, 144A(c)	6,809,504
7,240,000	AGL CLO 12 Ltd., Series 2021-12A, Class D, 3-month LIBOR + 2.850%, 7.093%, 7/20/2034, 144A(c)	6,540,152

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Bond Fund – continued

Principal Amount	Description	Value (†)

Collateralized Loan Obligations – continued
$1,805,000	AGL CLO 7 Ltd., Series 2020-7A, Class DR, 3-month LIBOR + 3.100%, 7.179%, 7/15/2034, 144A(c)	$1,668,639
10,050,000	AIG CLO LLC, Series 2021-1A, Class D, 3-month LIBOR + 2.950%, 7.275%, 4/22/2034, 144A(c)	9,278,934
5,605,000	AIG CLO LLC, Series 2021-2A, Class D, 3-month LIBOR + 3.050%, 7.293%, 7/20/2034, 144A(c)	5,175,231
7,810,000	AIMCO CLO Ltd., Series 2020-12A, Class AR, 3-month SOFR + 1.170%, 5.034%, 1/17/2032, 144A(c)	7,659,689
3,955,000	ARES Loan Funding I Ltd., Series 2021-ALFA, Class D, 3-month LIBOR +3.000%, 7.079%, 10/15/2034, 144A(c)	3,657,086
5,225,000	Bain Capital Credit CLO Ltd, Series 2017-2A, Class DR2, 3-month LIBOR + 3.100%, 7.458%, 7/25/2034, 144A(c)	4,811,990
1,340,000	Ballyrock CLO Ltd., Series 2019-2A, Class A2R, 3-month LIBOR + 1.400%, 6.075%, 11/20/2030, 144A(c)	1,289,395
10,720,000	Benefit Street Partners CLO XVI Ltd., Series 2018-16A, Class CR, 3-month LIBOR + 2.000%, 6.079%, 1/17/2032, 144A(c)	10,136,253
2,245,000	Benefit Street Partners CLO XVI Ltd., Series 2018-16A, Class DR, 3-month LIBOR + 3.000%, 7.079%, 1/17/2032, 144A(c)	2,062,356
5,225,000	CarVal CLO III Ltd., Series 2019-2A, Class DR, 3-month LIBOR + 2.950%, 7.193%, 7/20/2032, 144A(c)	4,767,713
4,305,000	CIFC Funding Ltd., Series 2021-5A, Class D, 3-month LIBOR + 3.250%, 7.329%, 7/15/2034, 144A(c)	4,065,457
6,075,000	Crown City CLO I, Series 2020-1A, Class CR, 3-month LIBOR + 3.420%, 7.663%, 7/20/2034, 144A(c)	5,326,451
7,745,000	Elmwood CLO V Ltd., Series 2020-2A, Class DR, 3-month LIBOR + 3.100%, 7.343%, 10/20/2034, 144A(c)	7,332,308
4,085,000	Elmwood CLO VIII Ltd., Series 2021-1A, Class D2, 3-month LIBOR + 2.850%, 7.093%, 1/20/2034, 144A(c)	3,828,687
8,760,000	LCM 30 Ltd., Series 30A, Class BR, 3-month LIBOR + 1.500%, 5.743%, 4/20/2031, 144A(c)	8,368,139
1,470,000	LCM 30 Ltd., Series 30A, Class CR, 3-month LIBOR + 2.000%, 6.243%, 4/20/2031, 144A(c)	1,339,498

Collateralized Loan Obligations – continued
4,215,000	LCM 30 Ltd., Series 30A, Class DR, 3-month LIBOR + 3.000%, 7.243%, 4/20/2031, 144A(c)	3,597,873
15,835,000	Madison Park Funding XXIII Ltd., Series 2017-23A, Class DR, 3-month LIBOR + 3.200%, 7.558%, 7/27/2031, 144A(c)	14,751,047
1,260,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class D, 3-month LIBOR + 3.000%, 7.325%, 1/23/2031, 144A(c)	1,175,201
9,225,000	Neuberger Berman CLO XX Ltd., Series 2015-20A, Class BRR, 3-month LIBOR + 1.650%, 5.729%, 7/15/2034, 144A(c)	8,879,902
11,920,000	OCP CLO Ltd., Series 2019-17A, Class DR, 3-month LIBOR + 3.100%, 7.343%, 7/20/2032, 144A(c)	10,728,930
10,585,000	Octagon Investment Partners 42 Ltd., Series 2019-3A, Class DR, 3-month LIBOR + 3.150%, 7.229%, 7/15/2034, 144A(c)	10,019,179
4,920,000	Octagon Investment Partners 46 Ltd., Series 2020-2A, Class DR, 3-month LIBOR + 3.300%, 7.379%, 7/15/2036, 144A(c)	4,425,097
12,430,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class BR, 3-month LIBOR + 1.650%, 5.893%, 7/02/2035, 144A(c)	11,996,156
9,720,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class DR, 3-month LIBOR + 2.900%, 7.143%, 7/02/2035, 144A(c)	9,082,650
12,640,000	Palmer Square CLO Ltd., Series 2013-2A, Class A2R3, 3-month LIBOR + 1.500%, 5.727%, 10/17/2031, 144A(c)	12,208,685
5,120,000	Palmer Square CLO Ltd., Series 2013-2A, Class CR3, 3-month LIBOR + 2.700%, 6.927%, 10/17/2031, 144A(c)	4,668,134
2,970,000	Palmer Square CLO Ltd., Series 2015-1A, Class A2R4, 3-month LIBOR + 1.700%, 6.375%, 5/21/2034, 144A(c)	2,840,546
11,585,000	Rockford Tower CLO Ltd., Series 2018-1A, Class A, 3-month LIBOR + 1.100%, 5.775%, 5/20/2031, 144A(c)	11,390,604
6,015,447	Shackleton CLO Ltd., Series 2017-10A, Class AR2, 3-month LIBOR + 0.890%, 5.133%, 4/20/2029, 144A(c)	5,924,560
6,075,000	Signal Peak CLO 1 Ltd., Series 2014-1A, Class AR3, 3-month LIBOR + 1.160%, 5.239%, 4/17/2034, 144A(c)	5,925,202

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Bond Fund – continued

Principal Amount	Description	Value (†)

Collateralized Loan Obligations – continued
$700,000	THL Credit Wind River CLO Ltd., Series 2018-3A, Class D, 3-month LIBOR + 2.950%, 7.193%, 1/20/2031, 144A(c)	$600,160
5,300,000	VERDE CLO Ltd., Series 2019-1A, Class AR, 3-month LIBOR + 1.100%, 5.179%, 4/15/2032, 144A(c)	5,204,033
2,135,000	Vibrant CLO XIV Ltd., Series 2021-14A, Class C, 3-month LIBOR + 3.750%, 7.993%, 10/20/2034, 144A(c)	1,908,429

	Total Collateralized Loan Obligations

	(Identified Cost $242,767,867)	228,739,281

Shares

Common Stocks – 1.5%

	Aerospace & Defense – 0.0%
4,520	Lockheed Martin Corp.	2,198,935

	Air Freight & Logistics – 0.0%
10,447	United Parcel Service, Inc., Class B	1,816,106

	Beverages – 0.0%
30,600	Coca-Cola Co. (The)	1,946,466

	Biotechnology – 0.1%
17,775	AbbVie, Inc.	2,872,618

	Capital Markets – 0.1%
1,376	BlackRock, Inc.	975,075
14,559	Morgan Stanley	1,237,806

		2,212,881

	Communications Equipment – 0.0%
17,920	Cisco Systems, Inc.	853,709

	Containers & Packaging – 0.0%
6,067	Packaging Corp. of America	776,030

	Electric Utilities – 0.1%
11,847	Duke Energy Corp.	1,220,122
21,018	NextEra Energy, Inc.	1,757,105

		2,977,227

	Electrical Equipment – 0.0%
9,193	Emerson Electric Co.	883,080

	Food & Staples Retailing – 0.1%
1,663	Costco Wholesale Corp.	759,159
11,239	Walmart, Inc.	1,593,578

		2,352,737

	Health Care Equipment & Supplies – 0.0%
13,744	Abbott Laboratories	1,508,954

	Health Care Providers & Services – 0.1%
3,090	Elevance Health, Inc.	1,585,077
2,931	UnitedHealth Group, Inc.	1,553,958

		3,139,035

	Hotels, Restaurants & Leisure – 0.0%
20,119	Starbucks Corp.	1,995,805

	Household Products – 0.1%
17,070	Procter & Gamble Co. (The)	2,587,129

	IT Services – 0.0%
4,264	Accenture PLC, Class A	1,137,806

	Life Sciences Tools & Services – 0.0%
2,144	Thermo Fisher Scientific, Inc.	1,180,679

	Machinery – 0.1%
3,497	Cummins, Inc.	847,288
3,955	Deere & Co.	1,695,746

		2,543,034

	Media – 0.3%
2,006,877	Altice USA, Inc., Class A(e)	9,231,634
52,164	Comcast Corp., Class A	1,824,175
705,779	iHeartMedia, Inc., Class A(e)	4,326,426

		15,382,235

	Metals & Mining – 0.0%
23,710	Newmont Corp.	1,119,112

	Oil, Gas & Consumable Fuels – 0.1%
93,585	Battalion Oil Corp.(e)	908,710
4,546	Devon Energy Corp.	279,625
6,719	Pioneer Natural Resources Co.	1,534,552
37,203	Williams Cos., Inc. (The)	1,223,979

		3,946,866

	Pharmaceuticals – 0.1%
15,366	Bristol-Myers Squibb Co.	1,105,584
14,316	Johnson & Johnson	2,528,921
14,093	Merck & Co., Inc.	1,563,618

		5,198,123

	Professional Services – 0.0%
7,905	Clarivate PLC(e)	65,928

	REITs – Diversified – 0.1%
6,679	American Tower Corp.	1,415,013
170,568	NexPoint Diversified Real Estate Trust	1,912,067

		3,327,080

	Road & Rail – 0.0%
5,980	Union Pacific Corp.	1,238,279

	Semiconductors & Semiconductor Equipment – 0.1%
3,545	Broadcom, Inc.	1,982,116
22,248	Microchip Technology, Inc.	1,562,922
15,974	QUALCOMM, Inc.	1,756,181

		5,301,219

	Software – 0.0%
17,622	IQOR U.S., Inc.(e)	123,354
7,925	Microsoft Corp.	1,900,573

		2,023,927

	Specialty Retail – 0.0%
4,153	Home Depot, Inc. (The)	1,311,767

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Technology Hardware, Storage & Peripherals – 0.0%
12,644	Apple, Inc.	$1,642,835

	Wireless Telecommunication Services – 0.1%
30,481	T-Mobile US, Inc.(e)	4,267,340

	Total Common Stocks

	(Identified Cost $131,808,820)	77,806,942

Preferred Stocks – 1.9%

Convertible Preferred Stocks – 1.6%

	Banking – 0.8%
20,983	Bank of America Corp., Series L, 7.250%	24,340,280
11,335	Wells Fargo & Co., Class A, Series L, 7.500%	13,431,975

		37,772,255

	Midstream – 0.3%
369,422	El Paso Energy Capital Trust I, 4.750%	16,638,434

	Technology – 0.1%
170,945	Clarivate PLC, Series A, 5.250%	6,475,397

	Wireless – 0.4%
19,569	2020 Cash Mandatory Exchangeable Trust, 5.250%, 144A	22,387,327

	Total Convertible Preferred Stocks

	(Identified Cost $99,503,988)	83,273,413

Non-Convertible Preferred Stocks – 0.3%

	Home Construction – 0.0%
52,867	Hovnanian Enterprises, Inc., 7.625%	1,004,473

	REITs – Diversified – 0.0%
16,004	iStar, Inc., Series G, 7.650%	392,578

	REITs – Office Property – 0.1%
2,318	Highwoods Properties, Inc., Series A, 8.625%(f)	2,398,869

	REITs – Warehouse/Industrials – 0.2%
169,007	Prologis, Inc., Series Q, 8.540%	9,320,736

	Total Non-Convertible Preferred Stocks

	(Identified Cost $11,029,387)	13,116,656

	Total Preferred Stocks

	(Identified Cost $110,533,375)	96,390,069

Principal Amount	Description	Value (†)

Short-Term Investments – 0.1%

$2,941,726	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2022 at 1.800% to be repurchased at $2,942,315 on 1/03/2023 collateralized by $3,429,600 U.S. Treasury Note, 1.250% due 3/31/2028 valued at $3,000,632 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,941,726)	$2,941,726

	Total Investments – 99.3%
	(Identified Cost $5,938,391,822)	5,054,009,507

	Other assets less liabilities–0.7%	37,178,205

	Net Assets – 100.0%	$5,091,187,712

(†)	See Note 2 of Notes to Financial Statements.

(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2022 is disclosed.

(b)	Perpetual bond with no specified maturity date.

(c)	Variable rate security. Rate as of December 31, 2022 is disclosed.

(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.

(e)	Non-income producing security.

(f)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.

(g)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

(h)	Interest rate represents annualized yield at time of purchase; not a coupon rate.

(i)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.

(j)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark floor rate of 1.00%, to which the spread is added.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the value of Rule 144A holdings amounted to $2,237,745,553 or 44.0% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
LIBOR	London Interbank Offered Rate
REITs	Real Estate Investment Trusts
SOFR	Secured Overnight Financing Rate

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Bond Fund – continued

At December 31, 2022, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	3/22/2023	3,994	$451,197,895	448,513,719	$(2,684,176)
Ultra Long U.S. Treasury Bond	3/22/2023	1,082	149,097,726	145,326,125	(3,771,601)

Total					$(6,455,777)

Industry Summary at December 31, 2022

Treasuries	15.6%
Cable Satellite	6.4
Finance Companies	5.0
Banking	4.9
Independent Energy	4.5
ABS Home Equity	4.5
Technology	4.4
ABS Car Loan	4.2
Metals & Mining	3.4
Life Insurance	3.3
ABS Other	3.0
Consumer Cyclical Services	2.5
Pharmaceuticals	2.4
Airlines	2.4
Non-Agency Commercial Mortgage-Backed Securities	2.1
Other Investments, less than 2% each	26.1
Collateralized Loan Obligations	4.5
Short-Term Investments	0.1

Total Investments	99.3
Other assets less liabilities (including futures contracts)	0.7

Net Assets	100.0%

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Investment Grade Fixed Income Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 92.4% of Net Assets

Non-Convertible Bonds – 90.7%

	ABS Car Loan – 8.5%
$100,000	American Credit Acceptance Receivables Trust, Series 2020-3, Class D, 2.400%, 6/15/2026, 144A	$96,445
335,000	American Credit Acceptance Receivables Trust, Series 2021-3, Class D, 1.340%, 11/15/2027, 144A	310,982
100,000	American Credit Acceptance Receivables Trust, Series 2022-1, Class D, 2.460%, 3/13/2028, 144A	89,974
60,000	American Credit Acceptance Receivables Trust, Series 2022-4, Class C, 7.860%, 2/15/2029, 144A	60,759
230,000	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class D, 4.040%, 11/18/2024	228,335
235,000	AmeriCredit Automobile Receivables Trust, Series 2021-1, Class D, 1.210%, 12/18/2026	209,142
100,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A, 3.350%, 9/22/2025, 144A	96,618
620,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class A, 2.360%, 3/20/2026, 144A	577,039
100,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class B, 2.680%, 8/20/2026, 144A	90,463
600,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class A, 2.020%, 2/20/2027, 144A	543,738
100,000	CarMax Auto Owner Trust, Series 2021-3, Class D, 1.500%, 1/18/2028	87,204
100,000	CarMax Auto Owner Trust, Series 2022-1, Class D, 2.470%, 7/17/2028	87,027
109,395	CPS Auto Receivables Trust, Series 2020-C, Class C, 1.710%, 8/17/2026, 144A	108,631
370,000	Credit Acceptance Auto Loan Trust, Series 2020-2A, Class C, 2.730%, 11/15/2029, 144A	353,741
250,000	Credit Acceptance Auto Loan Trust, Series 2020-3A, Class C, 2.280%, 2/15/2030, 144A	235,586
260,000	Credit Acceptance Auto Loan Trust, Series 2021-2A, Class C, 1.640%, 6/17/2030, 144A	235,863
250,000	Credit Acceptance Auto Loan Trust, Series 2021-3A, Class C, 1.630%, 9/16/2030, 144A	225,394
69,623	Drive Auto Receivables Trust, Series 2018-5, Class D, 4.300%, 4/15/2026	69,561
42,359	Drive Auto Receivables Trust, Series 2019-1, Class D, 4.090%, 6/15/2026	42,255
340,000	Drive Auto Receivables Trust, Series 2021-1, Class D, 1.450%, 1/16/2029	318,621

	ABS Car Loan – continued
$690,000	Drive Auto Receivables Trust, Series 2021-2, Class D, 1.390%, 3/15/2029	$635,790
115,000	DT Auto Owner Trust, Series 2021-2A, Class D, 1.500%, 2/16/2027, 144A	105,620
690,000	DT Auto Owner Trust, Series 2021-3A, Class D, 1.310%, 5/17/2027, 144A	604,533
254,637	Exeter Automobile Receivables Trust, Series 2019-4A, Class D, 2.580%, 9/15/2025, 144A	250,363
150,000	Exeter Automobile Receivables Trust, Series 2021-1A, Class D, 1.080%, 11/16/2026	139,847
495,000	Exeter Automobile Receivables Trust, Series 2021-3A, Class D, 1.550%, 6/15/2027	449,217
105,000	Exeter Automobile Receivables Trust, Series 2022-2A, Class D, 4.560%, 7/17/2028	98,397
75,000	Exeter Automobile Receivables Trust, Series 2022-6A, Class C, 6.320%, 5/15/2028	75,034
201,662	First Investors Auto Owner Trust, Series 2019-1A, Class D, 3.550%, 4/15/2025, 144A	200,771
285,000	First Investors Auto Owner Trust, Series 2021-1A, Class D, 1.620%, 3/15/2027, 144A	258,332
165,000	Flagship Credit Auto Trust, Series 2021-1, Class D, 1.270%, 3/15/2027, 144A	148,649
175,000	Flagship Credit Auto Trust, Series 2021-2, Class D, 1.590%, 6/15/2027, 144A	155,861
210,000	Flagship Credit Auto Trust, Series 2021-3, Class D, 1.650%, 9/15/2027, 144A	182,107
862,153	Ford Credit Auto Owner Trust, Series 2021-A, Class A3, 0.300%, 8/15/2025	837,475
270,000	Foursight Capital Automobile Receivables Trust, Series 2021-1, Class D, 1.320%, 3/15/2027, 144A	249,517
170,000	Foursight Capital Automobile Receivables Trust, Series 2021-2, Class D, 1.920%, 9/15/2027, 144A	153,940
285,000	GLS Auto Receivables Issuer Trust, Series 2021-2A, Class D, 1.420%, 4/15/2027, 144A	258,557
132,642	GLS Auto Receivables Trust, Series 2019-2A, Class C, 3.540%, 2/18/2025, 144A	131,699
196,904	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class A3, 1.840%, 9/16/2024	195,587
294,922	GM Financial Consumer Automobile Receivables Trust, Series 2021-1, Class A3, 0.350%, 10/16/2025	285,318
805,183	GM Financial Consumer Automobile Receivables Trust, Series 2021-2, Class A3, 0.510%, 4/16/2026	773,661

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Investment Grade Fixed Income Fund  – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Car Loan – continued
$548,000	Hertz Vehicle Financing III LLC, Series 2022-1A, 4.850%, 6/25/2026, 144A	$482,051
305,000	Hertz Vehicle Financing III LLC, Series 2022-3A, 6.310%, 3/25/2025, 144A	290,802
250,000	Hertz Vehicle Financing LLC, Class D, Series 2022-4A, 6.560%, 9/25/2026, 144A	230,440
1,300,000	Honda Auto Receivables Owner Trust, Series 2020-1, Class A4, 1.630%, 10/21/2026	1,276,655
469,832	Honda Auto Receivables Owner Trust, Series 2021-1, Class A3, 0.270%, 4/21/2025	454,472
317,724	Honda Auto Receivables Owner Trust, Series 2021-2, Class A3, 0.330%, 8/15/2025	306,664
90,758	JPMorgan Chase Bank NA, Series 2021-1, Class D, 1.174%, 9/25/2028, 144A	87,245
170,000	Prestige Auto Receivables Trust, Series 2020-1A, Class E, 3.670%, 2/15/2028, 144A	166,219
229,235	Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.220%, 7/15/2025	227,791
129,218	Santander Drive Auto Receivables Trust, Series 2020-1, Class C, 4.110%, 12/15/2025	128,598
225,000	Santander Drive Auto Receivables Trust, Series 2020-2, Class D, 2.220%, 9/15/2026	218,934
315,000	Santander Drive Auto Receivables Trust, Series 2021-1, Class D, 1.130%, 11/16/2026	297,628
485,000	Santander Drive Auto Receivables Trust, Series 2021-3, Class D, 1.330%, 9/15/2027	449,354
141,773	Toyota Auto Receivables Owner Trust, Series 2020-A, Class A3, 1.660%, 5/15/2024	140,945
125,000	Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.650%, 2/17/2026, 144A	118,450
275,000	Westlake Automobile Receivables Trust, Series 2021-2A, Class D, 1.230%, 12/15/2026, 144A	248,881
1,085,000	World Omni Auto Receivables Trust, Series 2021-B, Class A3, 0.420%, 6/15/2026	1,040,643

		16,423,425

	ABS Credit Card – 0.3%
240,000	Brex Commercial Charge Card Master Trust, Series 2021-1, Class A, 2.090%, 7/15/2024, 144A	237,396
265,000	Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.540%, 3/20/2026, 144A	252,825

		490,221

	ABS Home Equity – 5.0%
$300,000	BINOM Securitization Trust, Series 2022-RPL1, Class M1, 3.000%, 2/25/2061, 144A(a)	$214,779
338,042	CIM Trust, Series 2021-NR2, Class A1, 2.568%, 7/25/2059, 144A(a)	311,035
100,000	CoreVest American Finance Trust, Series 2021-1, Class C, 2.800%, 4/15/2053, 144A	76,926
160,000	CoreVest American Finance Trust, Series 2021-2, Class C, 2.478%, 7/15/2054, 144A	116,974
100,000	CoreVest American Finance Trust, Series 2021-3, Class D, 3.469%, 10/15/2054, 144A	75,613
211,239	Credit Suisse Mortgage Trust, Series 2021-RPL1, Class A1, 1.668%, 9/27/2060, 144A(a)	199,288
100,000	Credit Suisse Mortgage Trust, Series 2021-RPL3, Class M2, 3.750%, 1/25/2060, 144A	70,532
535,727	Credit Suisse Mortgage Trust, Series 2021-RPL4, Class A1, 1.796%, 12/27/2060, 144A(a)	476,795
246,571	Federal Home Loan Mortgage Corp., Series 2022-DNA3, Class M1A, 30-day Average SOFR + 2.000%, 5.928%, 4/25/2042, 144A(b)	245,338
260,000	FirstKey Homes Trust, Series 2021-SFR1, Class E1, 2.389%, 8/17/2038, 144A	216,788
205,000	FirstKey Homes Trust, Series 2021-SFR2, Class E1, 2.258%, 9/17/2038, 144A	169,863
105,000	FirstKey Homes Trust, Series 2021-SFR2, Class E2, 2.358%, 9/17/2038, 144A	86,272
360,000	FirstKey Homes Trust, Series 2022- SFR2, Class D, 4.500%, 7/17/2039, 144A	315,436
100,000	FRTKL, Series 2021-SFR1, Class E1, 2.372%, 9/17/2038, 144A	83,167
100,000	FRTKL, Series 2021-SFR1, Class E2, 2.522%, 9/17/2038, 144A	82,936
152,681	GCAT Trust, Series 2019-RPL1, Class A1, 2.650%, 10/25/2068, 144A(a)	143,192
87,360	Home Partners of America Trust, Series 2021-1, Class E, 2.577%, 9/17/2041, 144A	66,702
403,475	Home Partners of America Trust, Series 2021-2, Class E1, 2.852%, 12/17/2026, 144A	329,284
209,029	Home Partners of America Trust, Series 2021-2, Class E2, 2.952%, 12/17/2026, 144A	170,558
86,857	Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 6.250%, 11/25/2059, 144A(a)	86,702
463,231	Legacy Mortgage Asset Trust, Series 2020-GS5, Class A1, 3.250%, 6/25/2060, 144A(a)	455,695
485,000	Legacy Mortgage Asset Trust, Series 2020-RPL1, Class A2, 3.250%, 9/25/2059, 144A(a)	411,394

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Investment Grade Fixed Income Fund  – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Home Equity – continued
$234,721	Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.750%, 4/25/2061, 144A(a)	$212,162
4,490	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 4.285%, 7/25/2035(a)(c)	3,824
235,000	Progress Residential Trust, Series 2021-SFR2, Class E1, 2.547%, 4/19/2038, 144A	198,820
100,000	Progress Residential Trust, Series 2021-SFR3, Class E1, 2.538%, 5/17/2026, 144A	84,606
100,000	Progress Residential Trust, Series 2021-SFR3, Class E2, 2.688%, 5/17/2026, 144A	84,388
100,000	Progress Residential Trust, Series 2021-SFR4, Class E1, 2.409%, 5/17/2038, 144A	83,498
100,000	Progress Residential Trust, Series 2021-SFR4, Class E2, 2.559%, 5/17/2038, 144A	83,415
120,000	Progress Residential Trust, Series 2021-SFR5, Class E1, 2.209%, 7/17/2038, 144A	99,925
150,000	Progress Residential Trust, Series 2021-SFR6, Class E1, 2.425%, 7/17/2038, 144A	124,347
100,000	Progress Residential Trust, Series 2021-SFR6, Class E2, 2.525%, 7/17/2038, 144A	81,862
165,000	Progress Residential Trust, Series 2021-SFR7, Class E1, 2.591%, 8/17/2040, 144A	126,996
100,000	Progress Residential Trust, Series 2021-SFR7, Class E2, 2.640%, 8/17/2040, 144A	76,577
100,000	Progress Residential Trust, Series 2021-SFR9, Class E1, 2.811%, 11/17/2040, 144A	77,652
343,319	PRPM LLC, Series 2021-1, Class A1, 2.115%, 1/25/2026, 144A(a)	321,006
130,406	PRPM LLC, Series 2021-2, Class A1, 2.115%, 3/25/2026, 144A(a)	120,062
275,574	PRPM LLC, Series 2021-3, Class A1, 1.867%, 4/25/2026, 144A(a)	245,677
100,482	PRPM LLC, Series 2021-4, Class A1, 1.867%, 4/25/2026, 144A(a)	89,975
356,857	PRPM LLC, Series 2021-5, Class A1, 1.793%, 6/25/2026, 144A(a)	322,831
519,051	PRPM LLC, Series 2022-5, Class A1, 6.900%, 9/27/2027, 144A(a)	515,121
390,000	Toorak Mortgage Corp., Series 2021-1, Class A1, 2.240%, 6/25/2024, 144A(a)	368,821
120,000	Towd Point Mortgage Trust, Series 2016-3, Class M2, 4.000%, 4/25/2056, 144A(a)	115,736
240,000	Towd Point Mortgage Trust, Series 2018-5, Class M1, 3.250%, 7/25/2058, 144A(a)	191,874

	ABS Home Equity – continued
$258,180	Towd Point Mortgage Trust, Series 2019-4, Class A1, 2.900%, 10/25/2059, 144A(a)	$239,730
102,042	VCAT LLC, Series 2021-NPL1, Class A1, 2.289%, 12/26/2050, 144A(a)	96,323
313,880	VCAT LLC, Series 2021-NPL5, Class A1, 1.868%, 8/25/2051, 144A(a)	276,544
113,797	VOLT XCII LLC, Series 2021-NPL1, Class A1, 1.893%, 2/27/2051, 144A(a)	98,193
283,562	VOLT XCIII LLC, Series 2021-NPL2, Class A1, 1.893%, 2/27/2051, 144A(a)	255,096
253,811	VOLT XCIV LLC, Series 2021-NPL3, Class A1, 2.240%, 2/27/2051, 144A(a)	229,448
176,546	VOLT XCVI LLC, Series 2021-NPL5, Class A1, 2.116%, 3/27/2051, 144A(a)	160,048
354,838	VOLT XCVII LLC, Series 2021-NPL6, Class A1, 2.240%, 4/25/2051, 144A(a)	312,122

		9,701,948

	ABS Other – 2.8%
100,000	Affirm Asset Securitization Trust, Series 2021-B, Class C, 1.400%, 8/17/2026, 144A	90,894
230,112	Apollo Aviation Securitization Equity Trust, Series 2021-1A, Class A, 2.950%, 11/16/2041, 144A	183,797
100,000	Aqua Finance Trust, Series 2021-A, Class B, 2.400%, 7/17/2046, 144A	84,177
430,000	BHG Securitization Trust, Series 2022-A, Class B, 2.700%, 2/20/2035, 144A	373,744
136,889	Business Jet Securities LLC, Series 2021-1A, Class A, 2.162%, 4/15/2036, 144A	120,196
351,450	DB Master Finance LLC, Series 2021-1A, Class A2II, 2.493%, 11/20/2051, 144A	288,866
155,000	Dell Equipment Finance Trust, Series 2020-2, Class D, 1.920%, 3/23/2026, 144A	152,128
100,000	Freedom Financial Trust, Series 2021-2, Class C, 1.940%, 6/19/2028, 144A	97,107
215,000	Freedom Financial Trust, Series 2021-3FP, Class D, 2.370%, 11/20/2028, 144A	195,608
148,413	Hardee’s Funding LLC, Series 2018-1A, Class A2II, 4.959%, 6/20/2048, 144A	139,381
115,000	HPEFS Equipment Trust, Series 2021-1A, Class D, 1.030%, 3/20/2031, 144A	108,472
319,093	Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A, 2.636%, 10/15/2046, 144A	260,794
100,000	Marlette Funding Trust, Series 2021-2A, Class C, 1.500%, 9/15/2031, 144A	92,424
105,000	Marlette Funding Trust, Series 2021-3A, Class C, 1.810%, 12/15/2031, 144A	94,018

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Investment Grade Fixed Income Fund  – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Other – continued
$86,912	Merlin Aviation Holdings DAC, Series 2016-1, Class A, 4.500%, 12/15/2032, 144A(a)	$66,490
56,796	MVW LLC, Series 2021-1WA, Class C, 1.940%, 1/22/2041, 144A	50,834
145,000	OneMain Financial Issuance Trust, Series 2018-2A, Class B, 3.890%, 3/14/2033, 144A	137,750
240,000	OneMain Financial Issuance Trust, Series 2021-1A, Class D, 2.470%, 6/16/2036, 144A	183,844
310,000	OneMain Financial Issuance Trust, Series 2022-S1, Class D, 5.200%, 5/14/2035, 144A	285,511
427,322	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	331,179
100,000	SCF Equipment Leasing LLC, Series 2022-1A, Class D, 3.790%, 11/20/2031, 144A	88,564
115,000	SCF Equipment Leasing LLC, Series 2022-2A, Class C, 6.500%, 8/20/2032, 144A	112,152
59,186	Shenton Aircraft Investment I Ltd., Series 2015-1A, Class A, 4.750%, 10/15/2042, 144A	45,278
54,259	Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class C, 3.120%, 5/20/2036, 144A	50,654
36,032	Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class C, 3.000%, 8/20/2036, 144A	33,918
38,283	Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class C, 1.790%, 11/20/2037, 144A	34,996
493,879	SLAM Ltd., Series 2021-1A, Class A, 2.434%, 6/15/2046, 144A	408,606
353,418	Sunnova Helios X Issuer LLC, Series 2022-C, Class A, 5.300%, 11/22/2049, 144A	339,741
226,133	Textainer Marine Containers VII Ltd., Series 2021-1A, Class A, 1.680%, 2/20/2046, 144A	189,936
364,000	Textainer Marine Containers VII Ltd., Series 2021-2A, Class A, 2.230%, 4/20/2046, 144A	309,423
246,923	TIF Funding II LLC, Series 2021-1A, Class A, 1.650%, 2/20/2046, 144A	204,785
115,000	Towd Point Mortgage Trust, Series 2017-1, Class M1, 3.750%, 10/25/2056, 144A(a)	107,202
155,341	Wave Trust, Series 2017-1A, Class A, 3.844%, 11/15/2042, 144A	117,284

		5,379,753

	ABS Student Loan – 0.8%
100,000	College Ave Student Loans LLC, Series 2021-A, Class C, 2.920%, 7/25/2051, 144A	89,717

	ABS Student Loan – continued
$95,253	Commonbond Student Loan Trust, Series 2019-AGS, Class B, 3.040%, 1/25/2047, 144A	$84,150
38,212	Navient Private Education Refi Loan Trust, Series 2020-HA, Class A, 1.310%, 1/15/2069, 144A	34,295
191,684	Navient Private Education Refi Loan Trust, Series 2021-A, Class A, 0.840%, 5/15/2069, 144A	165,731
135,000	Navient Private Education Refi Loan Trust, Series 2021-A, Class B, 2.240%, 5/15/2069, 144A	95,153
100,000	Navient Private Education Refi Loan Trust, Series 2021-EA, Class B, 2.030%, 12/16/2069, 144A	63,712
195,000	Navient Private Education Refi Loan Trust, Series 2021-FA, Class B, 2.120%, 2/18/2070, 144A	125,648
130,962	SMB Private Education Loan Trust, Series 2018-C, Class A2A, 3.630%, 11/15/2035, 144A	123,098
460,223	SMB Private Education Loan Trust, Series 2020-A, Class A2A, 2.230%, 9/15/2037, 144A	419,896
168,750	SMB Private Education Loan Trust, Series 2021-A, Class A2A2, 1-month LIBOR + 0.730%, 5.048%, 1/15/2053, 144A(b)	161,454
210,000	SMB Private Education Loan Trust, Series 2021-B, Class B, 2.650%, 7/17/2051, 144A	167,229
100,000	SoFi Professional Loan Program LLC, Series 2017-A, Class C, 4.430%, 3/26/2040, 144A(a)	91,773

		1,621,856

	ABS Whole Business – 1.0%
238,125	DB Master Finance LLC, Series 2017-1A, Class A2II, 4.030%, 11/20/2047, 144A	216,521
58,050	DB Master Finance LLC, Series 2019-1A, Class A23, 4.352%, 5/20/2049, 144A	52,929
162,240	Domino’s Pizza Master Issuer LLC, Series 2018-1A, Class A2II, 4.328%, 7/25/2048, 144A	150,006
97,250	Domino’s Pizza Master Issuer LLC, Series 2019-1A, Class A2, 3.668%, 10/25/2049, 144A	84,008
600,850	Domino’s Pizza Master Issuer LLC, Series 2021-1A, Class A2I, 2.662%, 4/25/2051, 144A	505,460
98,500	Hardee’s Funding LLC, Series 2021-1A, Class A2, 2.865%, 6/20/2051, 144A	78,520
191,500	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2II, 4.666%, 9/05/2048, 144A	179,323
455,400	Taco Bell Funding LLC, Series 2021-1A, Class A2II, 2.294%, 8/25/2051, 144A	365,854

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Investment Grade Fixed Income Fund  – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Whole Business – continued
$261,025	Wendy’s Funding LLC, Series 2021-1A, Class A2I, 2.370%, 6/15/2051, 144A	$210,732

		1,843,353

	Aerospace & Defense – 1.7%
1,215,000	Boeing Co. (The), 2.196%, 2/04/2026	1,103,904
85,000	Boeing Co. (The), 3.100%, 5/01/2026	79,982
510,000	Boeing Co. (The), 3.625%, 2/01/2031	446,845
85,000	Boeing Co. (The), 3.625%, 3/01/2048	55,613
45,000	Boeing Co. (The), 3.750%, 2/01/2050	31,018
390,000	Boeing Co. (The), 3.850%, 11/01/2048	267,695
225,000	Boeing Co. (The), 3.950%, 8/01/2059	151,092
115,000	Boeing Co. (The), 5.150%, 5/01/2030	112,199
111,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	106,282
1,125,000	Textron, Inc., 3.000%, 6/01/2030	956,055

		3,310,685

	Airlines – 1.3%
1,115,404	Air Canada Pass Through Trust, Series 2020-2A, 5.250%, 10/01/2030, 144A	1,046,338
39,066	American Airlines Pass Through Trust, Series 2016-3, Class B, 3.750%, 4/15/2027	34,703
409,526	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.500%, 6/20/2027, 144A	407,152
164,465	U.S. Airways Pass Through Trust, Series 2011-1, Class A, 7.125%, 4/22/2025	164,848
380,845	U.S. Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	346,894
200,116	United Airlines Pass Through Trust, Series 2016-2, Class B, 3.650%, 4/07/2027	179,272
403,096	United Airlines Pass Through Trust, Series 2020-1, Class A, 5.875%, 4/15/2029	397,061

		2,576,268

	Automotive – 1.0%
1,614,000	General Motors Co., 5.200%, 4/01/2045	1,311,811
250,000	General Motors Co., 6.250%, 10/02/2043	231,132
315,000	General Motors Financial Co., Inc., 1.050%, 3/08/2024	299,125

		1,842,068

	Banking – 11.1%
200,000	Ally Financial, Inc., 2.200%, 11/02/2028	155,934
245,000	Ally Financial, Inc., 5.750%, 11/20/2025	237,343
385,000	American Express Co., 5.850%, 11/05/2027	400,797
420,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, 5.375%, 4/17/2025, 144A	415,590

	Banking – continued
$370,000	Bank of America Corp., (fixed rate to 10/24/2030, variable rate thereafter), MTN, 1.922%, 10/24/2031	$282,638
1,244,000	Bank of America Corp., (fixed rate to 12/20/2027, variable rate thereafter), 3.419%, 12/20/2028	1,126,479
335,000	Bank of America Corp., (fixed rate to 4/29/2030, variable rate thereafter), 2.592%, 4/29/2031	272,836
235,000	Bank of America Corp., (fixed rate to 7/23/2030, variable rate thereafter), MTN, 1.898%, 7/23/2031	180,364
391,000	Bank of America Corp., (fixed rate to 9/21/2031, variable rate thereafter), 2.482%, 9/21/2036	287,291
314,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	303,308
536,000	Bank of America Corp., Series L, MTN, 4.183%, 11/25/2027	508,396
950,000	Barclays PLC, (fixed rate to 11/24/2026, variable rate thereafter), 2.279%, 11/24/2027	821,158
555,000	Barclays PLC, (fixed rate to 3/15/2028, variable rate thereafter), 4.375%(d)	423,187
1,245,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	947,376
1,145,000	BNP Paribas S.A., 2.824%, 1/26/2041, 144A	710,358
415,000	BNP Paribas S.A., (fixed rate to 1/20/2027, variable rate thereafter), 2.591%, 1/20/2028, 144A	364,994
1,040,000	BNP Paribas S.A., (fixed rate to 3/01/2028, variable rate thereafter), 4.375%, 3/01/2033, 144A	919,043
1,060,000	Citigroup, Inc., (fixed rate to 3/31/2030, variable rate thereafter), 4.412%, 3/31/2031	973,394
80,000	Citigroup, Inc., (fixed rate to 6/03/2030, variable rate thereafter), 2.572%, 6/03/2031	64,703
640,000	Credit Agricole S.A., 2.811%, 1/11/2041, 144A	395,311
250,000	Credit Agricole S.A., (fixed rate to 1/10/2028, variable rate thereafter), EMTN, 4.000%, 1/10/2033	217,820
250,000	Credit Suisse Group AG, (fixed rate to 11/15/2032, variable rate thereafter), 9.016%, 11/15/2033, 144A	255,967
250,000	Credit Suisse Group AG, (fixed rate to 6/05/2025, variable rate thereafter), 2.193%, 6/05/2026, 144A	213,523
405,000	Credit Suisse Group AG, (fixed rate to 7/15/2025, variable rate thereafter), 6.373%, 7/15/2026, 144A	380,234
395,000	Credit Suisse Group AG, (fixed rate to 8/11/2027, variable rate thereafter), 6.442%, 8/11/2028, 144A	359,790
500,000	Credit Suisse Group AG, (fixed rate to 8/12/2032, variable rate thereafter), 6.537%, 8/12/2033, 144A	439,240

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Investment Grade Fixed Income Fund  – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
$265,000	Deutsche Bank AG, (fixed rate to 10/07/2031, variable rate thereafter), 3.742%, 1/07/2033	$188,197
400,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	293,286
2,125,000	Goldman Sachs Group, Inc. (The), (fixed rate to 8/23/2027, variable rate thereafter), 4.482%, 8/23/2028	2,036,631
220,000	JPMorgan Chase & Co., (fixed rate to 10/15/2029, variable rate thereafter), 2.739%, 10/15/2030	184,496
740,000	JPMorgan Chase & Co., (fixed rate to 11/19/2030, variable rate thereafter), 1.764%, 11/19/2031	560,971
200,000	Morgan Stanley, 3.950%, 4/23/2027	188,879
1,205,000	Morgan Stanley, (fixed rate to 2/13/2031, variable rate thereafter), MTN, 1.794%, 2/13/2032	905,630
533,000	Morgan Stanley, GMTN, 4.350%, 9/08/2026	517,139
1,727,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	1,803,461
655,000	NatWest Group PLC, (fixed rate to 6/14/2026, variable rate thereafter), 1.642%, 6/14/2027	566,877
200,000	NatWest Group PLC, (fixed rate to 9/30/2027, variable rate thereafter), 5.516%, 9/30/2028	197,536
1,685,000	Societe Generale S.A., (fixed rate to 7/08/2030, variable rate thereafter), 3.653%, 7/08/2035, 144A	1,322,889
255,000	Synchrony Bank, 5.400%, 8/22/2025	251,557
330,000	Synchrony Bank, 5.625%, 8/23/2027	322,228
540,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035, 144A	438,722

		21,435,573

	Brokerage – 0.4%
733,000	Jefferies Financial Group, Inc., 6.250%, 1/15/2036	739,239

	Building Materials – 1.2%
1,045,000	Cemex SAB de CV, 3.875%, 7/11/2031, 144A	882,017
310,000	Cemex SAB de CV, (fixed rate to 6/08/2026, variable rate thereafter), 5.125%, 144A(d)	286,443
211,000	Masco Corp., 6.500%, 8/15/2032	215,994
104,000	Masco Corp., 7.750%, 8/01/2029	113,674
778,000	Owens Corning, 7.000%, 12/01/2036	823,346

		2,321,474

	Cable Satellite – 2.0%
265,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.300%, 2/01/2032	195,185

	Cable Satellite – continued
$1,285,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.800%, 4/01/2031	$1,000,382
890,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.700%, 4/01/2051	541,180
30,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.850%, 4/01/2061	17,351
1,580,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.950%, 6/30/2062	932,042
220,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.400%, 4/01/2033	188,245
165,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 5.125%, 7/01/2049	124,767
800,000	CSC Holdings LLC, 4.625%, 12/01/2030, 144A	442,107
125,000	DISH DBS Corp., 5.125%, 6/01/2029	80,639
170,000	DISH DBS Corp., 5.250%, 12/01/2026, 144A	143,197
145,000	Time Warner Cable LLC, 5.500%, 9/01/2041	120,332

		3,785,427

	Chemicals – 0.6%
200,000	Alpek SAB de CV, 3.250%, 2/25/2031, 144A	166,650
200,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030, 144A	170,092
400,000	Braskem Netherlands Finance BV, 5.875%, 1/31/2050, 144A	309,867
80,000	Celanese U.S. Holdings LLC, 6.330%, 7/15/2029	77,731
60,000	Celanese U.S. Holdings LLC, 6.379%, 7/15/2032	57,057
525,000	Orbia Advance Corp. SAB de CV, 2.875%, 5/11/2031, 144A	412,167

		1,193,564

	Collateralized Mortgage Obligations – 0.1%
134,997	Federal Home Loan Mortgage Corp., Series 2912, 5.500%, 1/15/2035	136,869

	Construction Machinery – 2.1%
200,000	Ashtead Capital, Inc., 5.500%, 8/11/2032, 144A	191,294
2,680,000	Caterpillar Financial Services Corp., MTN, 0.450%, 5/17/2024	2,524,552
895,000	Caterpillar Financial Services Corp., MTN, 0.950%, 1/10/2024	863,375
220,000	John Deere Capital Corp., MTN, 0.900%, 1/10/2024	211,827
340,000	John Deere Capital Corp., MTN, 1.250%, 1/10/2025	318,012

		4,109,060

	Consumer Cyclical Services – 0.9%
275,000	Expedia Group, Inc., 2.950%, 3/15/2031	221,136
1,210,000	Expedia Group, Inc., 3.250%, 2/15/2030	1,026,437

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Investment Grade Fixed Income Fund  – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Consumer Cyclical Services – continued
$210,000	Uber Technologies, Inc., 4.500%, 8/15/2029, 144A	$182,964
375,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	375,262

		1,805,799

	Consumer Products – 0.3%
360,000	Hasbro, Inc., 6.600%, 7/15/2028	363,829
300,000	Natura Cosmeticos S.A., 4.125%, 5/03/2028, 144A	244,803

		608,632

	Diversified Manufacturing – 0.1%
274,000	GE Capital Funding LLC, 4.550%, 5/15/2032	260,091

	Electric – 0.4%
95,000	Edison International, 4.950%, 4/15/2025	93,423
140,000	Pacific Gas & Electric Co., 3.250%, 6/01/2031	113,799
225,000	Pacific Gas & Electric Co., 4.250%, 3/15/2046	156,487
250,000	Pacific Gas & Electric Co., 4.300%, 3/15/2045	177,247
190,000	Pacific Gas & Electric Co., 4.750%, 2/15/2044	145,366
100,000	Pacific Gas & Electric Co., 5.450%, 6/15/2027	98,611

		784,933

	Finance Companies – 4.1%
315,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.000%, 10/29/2028	263,899
400,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/30/2032	312,704
290,000	Air Lease Corp., 3.125%, 12/01/2030	240,322
196,000	Air Lease Corp., 4.625%, 10/01/2028	183,327
125,000	Air Lease Corp., MTN, 3.000%, 2/01/2030	104,247
395,000	Ares Capital Corp., 2.875%, 6/15/2028	316,723
565,000	Ares Capital Corp., 3.200%, 11/15/2031	414,625
350,000	Aviation Capital Group LLC, 1.950%, 1/30/2026, 144A	304,702
310,000	Barings BDC, Inc., 3.300%, 11/23/2026	262,749
1,110,000	Blackstone Secured Lending Fund, 2.125%, 2/15/2027	919,098
390,000	FS KKR Capital Corp., 3.125%, 10/12/2028	314,406
29,000	Navient Corp., Series A, 5.625%, 8/01/2033	20,659
155,000	Oaktree Specialty Lending Corp., 2.700%, 1/15/2027	131,614

	Finance Companies – continued
$440,000	Owl Rock Capital Corp., 2.875%, 6/11/2028	$345,477
1,920,000	Owl Rock Capital Corp., 4.250%, 1/15/2026	1,762,595
110,000	Owl Rock Technology Finance Corp., 2.500%, 1/15/2027	89,671
375,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026, 144A	321,436
330,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	261,505
995,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	759,459
865,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	646,034

		7,975,252

	Financial Other – 0.2%
200,000	CIFI Holdings Group Co. Ltd., 6.450%, 11/07/2024	52,500
200,000	Country Garden Holdings Co. Ltd., 3.300%, 1/12/2031	105,814
200,000	Logan Group Co. Ltd., 4.850%, 12/14/2026(e)	45,036
200,000	Shimao Group Holdings Ltd., 4.750%, 7/03/2022(f)	37,058
200,000	Shimao Group Holdings Ltd., 5.200%, 1/16/2027(f)	36,000
200,000	Shimao Group Holdings Ltd., 5.600%, 7/15/2026(f)	37,048
200,000	Shimao Group Holdings Ltd., 6.125%, 2/21/2024(f)	37,336
200,000	Times China Holdings Ltd., 5.750%, 1/14/2027	32,502
200,000	Times China Holdings Ltd., 6.200%, 3/22/2026	32,422

		415,716

	Food & Beverage – 0.3%
185,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.000%, 2/02/2029, 144A	153,114
225,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.750%, 12/01/2031, 144A	183,803
300,000	Pilgrim’s Pride Corp., 3.500%, 3/01/2032, 144A	234,498
5,000	Pilgrim’s Pride Corp., 4.250%, 4/15/2031, 144A	4,253

		575,668

	Gaming – 0.8%
425,000	Genm Capital Labuan Ltd., 3.882%, 4/19/2031, 144A	316,432
190,000	GLP Capital LP/GLP Financing II, Inc., 3.250%, 1/15/2032	151,883
365,000	VICI Properties LP/VICI Note Co., Inc., 4.250%, 12/01/2026, 144A	340,517

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Investment Grade Fixed Income Fund  – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Gaming – continued
$295,000	VICI Properties LP/VICI Note Co., Inc., 4.500%, 9/01/2026, 144A	$277,618
265,000	VICI Properties LP/VICI Note Co., Inc., 4.625%, 6/15/2025, 144A	254,069
215,000	VICI Properties LP/VICI Note Co., Inc., 5.625%, 5/01/2024, 144A	212,906

		1,553,425

	Government Owned – No Guarantee – 0.9%
955,000	Antares Holdings LP, 3.750%, 7/15/2027, 144A	772,019
780,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	777,299
200,000	Sino-Ocean Land Treasure IV Ltd., 4.750%, 1/14/2030	101,900

		1,651,218

	Health Insurance – 0.4%
810,000	Centene Corp., 2.500%, 3/01/2031	633,803
155,000	Centene Corp., 2.625%, 8/01/2031	121,799
110,000	Centene Corp., 3.000%, 10/15/2030	90,173

		845,775

	Healthcare – 0.8%
200,000	Alcon Finance Corp., 5.375%, 12/06/2032, 144A	201,016
10,000	Cigna Corp., 7.875%, 5/15/2027	11,023
195,000	HCA, Inc., 3.500%, 9/01/2030	168,183
1,192,000	HCA, Inc., 4.500%, 2/15/2027	1,148,822

		1,529,044

	Home Construction – 1.0%
195,000	MDC Holdings, Inc., 3.966%, 8/06/2061	108,972
510,000	MDC Holdings, Inc., 6.000%, 1/15/2043	414,340
260,000	Meritage Homes Corp., 3.875%, 4/15/2029, 144A	220,494
1,226,000	PulteGroup, Inc., 6.000%, 2/15/2035	1,172,254

		1,916,060

	Hybrid ARMs – 0.0%
1,673	FNMA, 6-month LIBOR + 1.460%, 3.737%, 2/01/2037(b)	1,686
6,933	FNMA, 12-month LIBOR + 1.810%, 4.041%, 9/01/2036(b)	7,083

		8,769

	Independent Energy – 2.9%
1,160,000	Aker BP ASA, 3.750%, 1/15/2030, 144A	1,020,444
765,000	Continental Resources, Inc., 2.875%, 4/01/2032, 144A	566,626
13,000	Continental Resources, Inc., 4.500%, 4/15/2023	12,969
960,000	Continental Resources, Inc., 5.750%, 1/15/2031, 144A	893,626
190,000	Diamondback Energy, Inc., 3.125%, 3/24/2031	157,332

	Independent Energy – continued
$280,000	Energean Israel Finance Ltd., 5.375%, 3/30/2028, 144A	$250,600
370,000	Energean Israel Finance Ltd., 5.875%, 3/30/2031, 144A	322,363
100,000	EQT Corp., 3.125%, 5/15/2026, 144A	91,904
385,000	EQT Corp., 3.625%, 5/15/2031, 144A	326,263
430,000	EQT Corp., 3.900%, 10/01/2027	396,961
75,000	EQT Corp., 5.000%, 1/15/2029	70,407
125,000	EQT Corp., 5.678%, 10/01/2025	124,392
85,000	EQT Corp., 5.700%, 4/01/2028	84,543
95,000	EQT Corp., 6.125%, 2/01/2025	95,223
440,000	Ovintiv, Inc., 6.500%, 8/15/2034	442,749
40,000	Ovintiv, Inc., 7.375%, 11/01/2031	42,575
65,000	Southwestern Energy Co., 4.750%, 2/01/2032	55,548
220,000	Var Energi ASA, 7.500%, 1/15/2028, 144A	224,092
385,000	Var Energi ASA, 8.000%, 11/15/2032, 144A	397,596

		5,576,213

	Leisure – 0.2%
80,000	NCL Corp. Ltd., 5.875%, 3/15/2026, 144A	62,837
250,000	NCL Corp. Ltd., 5.875%, 2/15/2027, 144A	216,390
110,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028, 144A	87,785

		367,012

	Life Insurance – 2.6%
490,000	Athene Global Funding, 1.608%, 6/29/2026, 144A	422,660
975,000	Athene Global Funding, 1.716%, 1/07/2025, 144A	899,546
159,000	Brighthouse Financial, Inc., 4.700%, 6/22/2047	116,309
1,488,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	1,942,093
1,560,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A	1,713,067

		5,093,675

	Lodging – 0.2%
165,000	Marriott International, Inc., Series HH, 2.850%, 4/15/2031	133,614
40,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029, 144A	33,185
190,000	Travel & Leisure Co., 4.500%, 12/01/2029, 144A	154,818
65,000	Travel & Leisure Co., 4.625%, 3/01/2030, 144A	53,902
10,000	Travel & Leisure Co., 6.000%, 4/01/2027	9,491
10,000	Travel & Leisure Co., 6.625%, 7/31/2026, 144A	9,783

		394,793

	Media Entertainment – 1.6%
55,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	44,789

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Investment Grade Fixed Income Fund  – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Media Entertainment – continued
$25,000	iHeartCommunications, Inc., 5.250%, 8/15/2027, 144A	$21,177
110,000	Netflix, Inc., 4.875%, 4/15/2028	106,215
935,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	871,980
60,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	58,200
425,000	Netflix, Inc., 5.875%, 11/15/2028	430,750
645,000	Netflix, Inc., 6.375%, 5/15/2029	663,890
415,000	Warnermedia Holdings, Inc., 3.755%, 3/15/2027, 144A	374,554
155,000	Warnermedia Holdings, Inc., 4.054%, 3/15/2029, 144A	134,340
430,000	Warnermedia Holdings, Inc., 4.279%, 3/15/2032, 144A	354,544

		3,060,439

	Metals & Mining – 1.7%
735,000	Anglo American Capital PLC, 2.875%, 3/17/2031, 144A	600,135
200,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027, 144A	187,645
275,000	Freeport-McMoRan, Inc., 4.250%, 3/01/2030	249,675
255,000	Freeport-McMoRan, Inc., 4.625%, 8/01/2030	237,506
500,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	472,191
1,250,000	Glencore Funding LLC, 2.500%, 9/01/2030, 144A	1,014,937
645,000	Glencore Funding LLC, 2.850%, 4/27/2031, 144A	527,820
85,000	Volcan Cia Minera SAA, 4.375%, 2/11/2026, 144A	73,231

		3,363,140

	Midstream – 1.0%
240,000	DCP Midstream Operating LP, 3.250%, 2/15/2032	198,511
50,000	DCP Midstream Operating LP, 5.125%, 5/15/2029	48,187
125,000	DCP Midstream Operating LP, 6.450%, 11/03/2036, 144A	122,490
588,000	Energy Transfer LP, 5.000%, 5/15/2044	480,978
330,000	Energy Transfer LP, 5.750%, 2/15/2033	322,859
43,000	ONEOK Partners LP, 6.200%, 9/15/2043	40,824
27,000	Plains All American Pipeline LP/PAA Finance Corp., 2.850%, 1/31/2023	26,958
55,000	Plains All American Pipeline LP/PAA Finance Corp., 3.800%, 9/15/2030	47,800
10,000	Plains All American Pipeline LP/PAA Finance Corp., 4.300%, 1/31/2043	7,250
25,000	Targa Resources Corp., 5.200%, 7/01/2027	24,503
70,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.875%, 2/01/2031	63,207
80,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.500%, 3/01/2030	75,274

	Midstream – continued
$85,000	Western Midstream Operating LP, 4.300%, 2/01/2030	$74,198
195,000	Western Midstream Operating LP, 5.300%, 3/01/2048	160,334
35,000	Western Midstream Operating LP, 5.450%, 4/01/2044	29,075
25,000	Western Midstream Operating LP, 5.500%, 8/15/2048	20,749
120,000	Western Midstream Operating LP, 5.500%, 2/01/2050	98,856

		1,842,053

	Non-Agency Commercial Mortgage-Backed Securities – 2.4%
345,000	BANK, Series 2021-BN35, Class AS, 2.457%, 6/15/2064	266,274
95,000	BPR Trust, Series 2021-NRD, Class B, 1-month SOFR + 2.124%, 6.450%, 12/15/2038, 144A(b)	87,546
105,000	BPR Trust, Series 2021-NRD, Class C, 1-month SOFR + 2.424%, 6.750%, 12/15/2038, 144A(b)	95,972
65,000	BPR Trust, Series 2021-NRD, Class D, 1-month SOFR + 3.723%, 8.049%, 12/15/2038, 144A(b)	59,144
290,000	BPR Trust, Series 2022-STAR, Class A, 1-month SOFR + 3.232%, 7.568%, 8/15/2024, 144A(b)	285,382
112,573	Commercial Mortgage Pass Through Certificates, Series 2012-CR3, Class AM, 3.416%, 10/15/2045, 144A	101,200
100,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class B, 4.185%, 9/15/2037, 144A	84,884
136,667	Extended Stay America Trust, Series 2021-ESH, Class C, 1-month LIBOR + 1.700%, 6.018%, 7/15/2038, 144A(b)	131,181
97,619	Extended Stay America Trust, Series 2021-ESH, Class D, 1-month LIBOR + 2.250%, 6.568%, 7/15/2038, 144A(b)	93,456
115,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.550%, 3/05/2033, 144A(a)	104,317
125,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class B, 3.550%, 3/05/2033, 144A(a)	109,157
125,000	GS Mortgage Securities Trust, Series 2014-GC18, Class AS, 4.383%, 1/10/2047	119,581
185,000	GS Mortgage Securities Trust, Series 2014-GC18, Class B, 4.885%, 1/10/2047(a)	169,365
105,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class A5, 3.598%, 11/15/2048	98,726
420,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class C, 4.064%, 12/15/2047, 144A(a)	396,843

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Investment Grade Fixed Income Fund  – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Non-Agency Commercial Mortgage-Backed Securities – continued
$100,000	MedTrust, Series 2021-MDLN, Class B, 1-month LIBOR + 1.450%, 5.768%, 11/15/2038, 144A(b)	$95,235
200,000	MedTrust, Series 2021-MDLN, Class C, 1-month LIBOR + 1.800%, 6.118%, 11/15/2038, 144A(b)	190,011
100,000	MedTrust, Series 2021-MDLN, Class D, 1-month LIBOR + 2.000%, 6.318%, 11/15/2038, 144A(b)	94,483
97,564	Morgan Stanley Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-CKSV, Class A2, 3.277%, 10/15/2030, 144A	78,539
55,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class C, 4.756%, 10/15/2046(a)	52,127
495,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30, Class C, 4.095%, 9/15/2049(a)	417,751
350,000	RBS Commercial Funding Trust, Series 2013-GSP, Class A, 3.834%, 1/15/2032, 144A(a)	336,866
38,736	UBS-Barclays Commercial Mortgage Trust, Series 2012-TFT, Class A, 2.892%, 6/05/2030, 144A	37,693
110,000	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, 4.296%, 7/15/2046(a)	104,297
155,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class AS, 4.020%, 8/15/2050	148,204
72,926	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.378%, 3/15/2044, 144A(a)	29,069
145,000	WFRBS Commercial Mortgage Trust, Series 2013-C15, Class B, 4.529%, 8/15/2046(a)	123,683
175,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B, 4.378%, 5/15/2047	150,589
655,000	WFRBS Commercial Mortgage Trust, Series 2014-C24, Class B, 4.204%, 11/15/2047(a)	594,651

		4,656,226

	Paper – 0.5%
552,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	596,406
137,000	WestRock MWV LLC, 7.550%, 3/01/2047	152,129
104,000	WestRock MWV LLC, 8.200%, 1/15/2030	117,270

		865,805

	Pharmaceuticals – 0.4%
100,000	Bausch Health Cos., Inc., 4.875%, 6/01/2028, 144A	63,604

	Pharmaceuticals – continued
$150,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	$131,860
425,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	259,856
240,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 5/09/2027	216,936
200,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/09/2029	178,109

		850,365

	Property & Casualty Insurance – 0.2%
555,000	Stewart Information Services Corp., 3.600%, 11/15/2031	425,312

	REITs – Apartments – 0.0%
85,000	American Homes 4 Rent, 2.375%, 7/15/2031	65,563

	REITs – Office Property – 0.0%
85,000	Corporate Office Properties LP, 2.750%, 4/15/2031	63,614

	REITs – Shopping Centers – 0.0%
70,000	Brixmor Operating Partnership LP, 2.250%, 4/01/2028	57,767

	Retailers – 1.7%
2,680,000	Amazon.com, Inc., 0.450%, 5/12/2024	2,524,287
650,000	AutoZone, Inc., 4.000%, 4/15/2030	601,866
125,000	Tapestry, Inc., 3.050%, 3/15/2032	97,288

		3,223,441

	Supermarkets – 0.0%
39,000	Koninklijke Ahold Delhaize NV, 5.700%, 10/01/2040	38,631

	Technology – 4.8%
225,000	Broadcom, Inc., 3.137%, 11/15/2035, 144A	165,435
240,000	Broadcom, Inc., 3.187%, 11/15/2036, 144A	172,389
380,000	Broadcom, Inc., 4.150%, 11/15/2030	340,538
85,000	Broadcom, Inc., 4.300%, 11/15/2032	74,914
105,000	CDW LLC/CDW Finance Corp., 2.670%, 12/01/2026	93,221
120,000	CDW LLC/CDW Finance Corp., 3.250%, 2/15/2029	102,203
890,000	CDW LLC/CDW Finance Corp., 3.569%, 12/01/2031	733,392
25,000	CDW LLC/CDW Finance Corp., 4.250%, 4/01/2028	23,008
155,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	105,276
250,000	CommScope, Inc., 4.750%, 9/01/2029, 144A	201,550
670,000	Entegris Escrow Corp., 4.750%, 4/15/2029, 144A	610,998
885,000	Equinix, Inc., 2.000%, 5/15/2028	747,072
1,175,000	Equinix, Inc., 2.150%, 7/15/2030	934,759

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Investment Grade Fixed Income Fund  – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Technology – continued
$175,000	Fidelity National Information Services, Inc., 5.100%, 7/15/2032	$168,564
170,000	FLEX Ltd., 6.000%, 1/15/2028	169,631
85,000	Global Payments, Inc., 2.900%, 11/15/2031	67,028
130,000	Global Payments, Inc., 5.300%, 8/15/2029	125,680
280,000	Global Payments, Inc., 5.400%, 8/15/2032	266,658
130,000	Jabil, Inc., 1.700%, 4/15/2026	115,199
375,000	Jabil, Inc., 3.600%, 1/15/2030	329,261
330,000	Jabil, Inc., 3.950%, 1/12/2028	307,219
295,000	Marvell Technology, Inc., 2.450%, 4/15/2028	249,700
250,000	Marvell Technology, Inc., 2.950%, 4/15/2031	201,085
295,000	Microchip Technology, Inc., 0.983%, 9/01/2024	273,158
120,000	Micron Technology, Inc., 4.663%, 2/15/2030	108,837
155,000	Micron Technology, Inc., 5.327%, 2/06/2029	148,787
580,000	Micron Technology, Inc., 6.750%, 11/01/2029	589,151
75,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 4.400%, 6/01/2027	71,879
165,000	Open Text Corp., 6.900%, 12/01/2027, 144A	165,000
600,000	Oracle Corp., 3.950%, 3/25/2051	427,464
275,000	Oracle Corp., 6.150%, 11/09/2029	285,441
545,000	TD SYNNEX Corp., 1.750%, 8/09/2026	463,233
140,000	Western Digital Corp., 2.850%, 2/01/2029	108,314
310,000	Western Digital Corp., 4.750%, 2/15/2026	291,933

		9,237,977

	Transportation Services – 0.5%
300,000	Adani Ports & Special Economic Zone Ltd., 3.100%, 2/02/2031, 144A	220,056
210,000	Adani Ports & Special Economic Zone Ltd., 4.200%, 8/04/2027, 144A	184,332
562,000	ERAC USA Finance LLC, 6.700%, 6/01/2034, 144A	590,059

		994,447

	Treasuries – 18.2%
6,495,000	U.S. Treasury Bond, 2.250%, 2/15/2052	4,516,562
7,125,000	U.S. Treasury Bond, 3.250%, 5/15/2042	6,246,621
1,120,000	U.S. Treasury Note, 0.125%, 8/31/2023	1,086,181
4,890,000	U.S. Treasury Note, 0.500%, 11/30/2023	4,704,715
4,225,000	U.S. Treasury Note, 0.875%, 1/31/2024	4,053,855
15,220,000	U.S. Treasury Note, 1.500%, 2/29/2024(g)	14,670,653

		35,278,587

	Wireless – 1.7%
$1,415,000	Crown Castle, Inc., 2.250%, 1/15/2031	$1,135,158
55,000	Crown Castle, Inc., 3.300%, 7/01/2030	48,114
100,000	T-Mobile USA, Inc., 2.400%, 3/15/2029	84,393
180,000	T-Mobile USA, Inc., 2.700%, 3/15/2032	145,430
620,000	T-Mobile USA, Inc., 3.375%, 4/15/2029	546,077
305,000	T-Mobile USA, Inc., 3.500%, 4/15/2031	263,459
1,120,000	T-Mobile USA, Inc., 3.875%, 4/15/2030	1,014,512

		3,237,143

	Total Non-Convertible Bonds

	(Identified Cost $199,101,525)	175,533,368

Convertible Bonds – 1.3%

	Airlines – 0.1%
210,000	Southwest Airlines Co., 1.250%, 5/01/2025	252,210

	Cable Satellite – 0.4%
965,000	DISH Network Corp., 3.375%, 8/15/2026	604,572
180,000	DISH Network Corp., Zero Coupon, 6.944%-9.514%, 12/15/2025(h)	115,220

		719,792

	Consumer Cyclical Services – 0.1%
45,000	Peloton Interactive, Inc., Zero Coupon, 0.519%-0.798%, 2/15/2026(h)	31,855
245,000	Uber Technologies, Inc., Zero Coupon, 0.000%-1.922%, 12/15/2025(h)	206,925

		238,780

	Healthcare – 0.3%
600,000	Teladoc Health, Inc., 1.250%, 6/01/2027	460,917

	Pharmaceuticals – 0.4%
150,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	159,195
465,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	499,671
130,000	Livongo Health, Inc., 0.875%, 6/01/2025	113,799

		772,665

	Total Convertible Bonds

	(Identified Cost $3,107,426)	2,444,364

Municipals – 0.4%

	Virginia – 0.4%
825,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046 (Identified Cost $816,953)	743,194

	Total Bonds and Notes

	(Identified Cost $203,025,904)	178,720,926

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Investment Grade Fixed Income Fund  – continued

Principal Amount	Description	Value (†)

Collateralized Loan Obligations – 4.5%
$395,000	522 Funding CLO Ltd., Series 2021-7A, Class D, 3-month LIBOR + 2.900%, 7.225%, 4/23/2034, 144A(b)	$351,972
250,000	AGL CLO 5 Ltd., Series 2020-5A, Class BR, 3-month LIBOR + 1.700%, 5.943%, 7/20/2034, 144A(b)	238,452
430,000	AIG CLO LLC, Series 2021-1A, Class D, 3-month LIBOR + 2.950%, 7.275%, 4/22/2034, 144A(b)	397,009
675,000	AIMCO CLO Ltd., Series 2021-14A, Class D, 3-month LIBOR + 2.900%, 7.143%, 4/20/2034, 144A(b)	620,725
355,000	AIMCO CLO Ltd., Series 2017-AA, Class DR, 3-month LIBOR + 3.150%, 7.393%, 4/20/2034, 144A(b)	323,367
600,000	Alinea CLO Ltd., Series 2018-1A, Class B, 3-month LIBOR + 1.650%, 5.893%, 7/20/2031, 144A(b)	578,857
250,000	Battalion CLO VIII Ltd., Series 2015-8A, Class A2R2, 3-month LIBOR + 1.550%, 5.744%, 7/18/2030, 144A(b)	240,644
250,000	Canyon CLO Ltd., Series 2021-4A, Class B, 3-month LIBOR + 1.700%, 5.779%, 10/15/2034, 144A(b)	238,385
270,000	Carlyle U.S. CLO Ltd., Series 2021-9A, Class B, 3-month LIBOR + 1.650%, 5.893%, 10/20/2034, 144A(b)	259,108
250,000	CIFC Funding Ltd., Series 2021-6A, Class B, 3-month LIBOR + 1.650%, 5.729%, 10/15/2034, 144A(b)	240,732
455,000	Dryden 53 CLO Ltd., Series 2017-53A, Class B, 3-month LIBOR + 1.400%, 5.479%, 1/15/2031, 144A(b)	438,503
275,000	Elmwood CLO VIII Ltd., Series 2021-1A, Class D2, 3-month LIBOR + 2.850%, 7.093%, 1/20/2034, 144A(b)	257,745
250,000	Galaxy XXV CLO Ltd., Series 2018-25A, Class B, 3-month LIBOR + 1.650%, 6.008%, 10/25/2031, 144A(b)	240,751
250,000	Galaxy XXVI CLO Ltd., Series 2018-26A, Class B, 3-month LIBOR + 1.700%, 6.365%, 11/22/2031, 144A(b)	240,975
255,000	Invesco CLO Ltd., Series 2021-1A, Class D,, 3-month LIBOR + 3.050% 7.129%, 4/15/2034, 144A(b)	233,078
310,418	Madison Park Funding XXV Ltd., Series 2017-25A, Class A1R, 3-month LIBOR + 0.970%, 5.328%, 4/25/2029, 144A(b)	306,439

Collateralized Loan Obligations – continued
$250,000	Magnetite XIV-R Ltd., Series 2015-14RA, Class B, 3-month LIBOR + 1.600%, 5.794%, 10/18/2031, 144A(b)	$242,500
250,000	Magnetite XV Ltd., Series 2015-15A, Class AR, 3-month LIBOR + 1.010%, 5.368%, 7/25/2031, 144A(b)	245,448
530,000	Morgan Stanley Eaton Vance CLO Ltd., Series 2022-16A, Class B, 3-month SOFR + 1.950%, 5.814%, 4/15/2035, 144A(b)	503,472
250,000	Neuberger Berman CLO XX Ltd., Series 2015-20A, Class BRR, 3-month LIBOR + 1.650%, 5.729%, 7/15/2034, 144A(b)	240,648
300,000	Octagon Investment Partners Ltd., Series 2018-18A, Class A2, 3-month LIBOR + 1.470%, 5.549%, 4/16/2031, 144A(b)	288,404
315,000	Octagon Investment Partners XV Ltd., Series 2013-1A, Class A1RR, 3-month LIBOR + 0.970%, 5.197%, 7/19/2030, 144A(b)	311,219
250,000	Palmer Square CLO Ltd., Series 2013-2A, Class A2R3, 3-month LIBOR + 1.500%, 5.727%, 10/17/2031, 144A(b)	241,469
250,000	Palmer Square CLO Ltd., Series 2013-2A, Class CR3, 3-month LIBOR + 2.700%, 6.927%, 10/17/2031, 144A(b)	227,936
136,623	Palmer Square Loan Funding Ltd., Series 2021-3A, Class A1, 3-month LIBOR + 0.800%, 5.043%, 7/20/2029, 144A(b)	134,707
250,000	Rad CLO Ltd., Series 2021-15A, Class B, 3-month LIBOR + 1.650%, 5.893%, 1/20/2034, 144A(b)	238,791
360,000	Recette CLO Ltd., Series 2015-1A, Class BRR, 3-month LIBOR + 1.400%, 5.643%, 4/20/2034, 144A(b)	337,694
310,000	Sixth Street CLO XVIII Ltd., Series 2021-18A, Class D, 3-month LIBOR + 2.900%, 7.143%, 4/20/2034, 144A(b)	290,632
255,000	Voya CLO Ltd., Series 2018-3A, Class B, 3-month LIBOR + 1.650%, 5.729%, 10/15/2031, 144A(b)	244,093

	Total Collateralized Loan Obligations

	(Identified Cost $9,199,221)	8,753,755

Shares

Common Stocks – 0.1%

	Wireless Telecommunication Services – 0.1%
1,641	T-Mobile US, Inc.(e) (Identified Cost $201,920)	229,740

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Investment Grade Fixed Income Fund  – continued

Shares	Description	Value (†)

Preferred Stocks – 1.3%

Convertible Preferred Stocks – 1.3%

	Banking – 0.9%
1,095	Bank of America Corp., Series L, 7.250%	$1,270,200
317	Wells Fargo & Co., Class A, Series L, 7.500%	375,645

		1,645,845

	Midstream – 0.3%
12,375	El Paso Energy Capital Trust I, 4.750%	557,359

	Wireless – 0.1%
250	2020 Cash Mandatory Exchangeable Trust, 5.250%, 144A	286,005

	Total Convertible Preferred Stocks
	(Identified Cost $2,382,327)	2,489,209

	Total Preferred Stocks

	(Identified Cost $2,382,327)	2,489,209

Principal Amount

Short-Term Investments – 0.9%
$1,813,093	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/2022 at 1.800% to be repurchased at $1,813,456 on 1/03/2023 collateralized by $1,926,600 U.S. Treasury Note, 3.250% due 6/30/2029 valued at $1,849,386 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,813,093)	1,813,093

	Total Investments – 99.2%

	(Identified Cost $216,622,465)	192,006,723

	Other assets less liabilities – 0.8%	1,481,862

	Net Assets – 100.0%	$193,488,585

(†)	See Note 2 of Notes to Financial Statements.

(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2022 is disclosed.

(b)	Variable rate security. Rate as of December 31, 2022 is disclosed.

(c)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.

(d)	Perpetual bond with no specified maturity date.

(e)	Non-income producing security.

(f)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.

(g)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

(h)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the value of Rule 144A holdings amounted to $72,104,624 or 37.3% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
SOFR	Secured Overnight Financing Rate

At December 31, 2022, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra 10 Year U.S. Treasury Note	3/22/2023	76	$9,049,118	$8,989,375	$(59,743)
Ultra Long U.S. Treasury Bond	3/22/2023	84	11,436,059	11,282,250	(153,809)

Total					$(213,552)

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2022

Loomis Sayles Investment Grade Fixed Income Fund  – continued

Industry Summary at December 31, 2022

Treasuries	18.2%
Banking	12.0
ABS Car Loan	8.5
ABS Home Equity	5.0
Technology	4.8
Finance Companies	4.1
Independent Energy	2.9
ABS Other	2.8
Life Insurance	2.6
Non-Agency Commercial Mortgage-Backed Securities	2.4
Cable Satellite	2.4
Construction Machinery	2.1
Other Investments, less than 2% each	26.0
Collateralized Loan Obligations	4.5
Short-Term Investments	0.9

Total Investments	99.2
Other assets less liabilities (including futures contracts)	0.8

Net Assets	100.0%

See accompanying notes to financial statements.

|  38

Statements of Assets And Liabilities

December 31, 2022

	Bond Fund	Investment Grade Fixed Income Fund
ASSETS
Investments at cost	$5,938,391,822	$216,622,465
Net unrealized depreciation	(884,382,315)	(24,615,742)

Investments at value	5,054,009,507	192,006,723
Cash	3,064,084	42,191
Receivable for Fund shares sold	8,719,116	148,119
Dividends and interest receivable	50,738,551	1,677,012
Prepaid expenses (Note 8)	1,095	573

TOTAL ASSETS	5,116,532,353	193,874,618

LIABILITIES
Payable for Fund shares redeemed	19,050,850	—
Payable for variation margin on futures contracts (Note 2)	1,102,590	46,734
Management fees payable (Note 6)	2,237,209	67,452
Deferred Trustees’ fees (Note 6)	2,334,065	190,172
Administrative fees payable (Note 6)	207,920	7,835
Payable to distributor (Note 6d)	43,889	—
Other accounts payable and accrued expenses	368,118	73,840

TOTAL LIABILITIES	25,344,641	386,033

NET ASSETS	$5,091,187,712	$193,488,585

NET ASSETS CONSIST OF:
Paid-in capital	$6,427,479,845	$222,053,168
Accumulated loss	(1,336,292,133)	(28,564,583)

NET ASSETS	$5,091,187,712	$193,488,585

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:

Institutional Class:
Net assets	$3,759,887,914	$193,488,585

Shares of beneficial interest	331,245,703	19,263,399

Net asset value, offering and redemption price per share	$11.35	$10.04

Retail Class:
Net assets	$861,223,106	$—

Shares of beneficial interest	76,326,835	—

Net asset value, offering and redemption price per share	$11.28	$—

Admin Class shares:
Net assets	$30,677,593	$—

Shares of beneficial interest	2,729,836	—

Net asset value, offering and redemption price per share	$11.24	$—

Class N shares:
Net assets	$439,399,099	$—

Shares of beneficial interest	38,768,030	—

Net asset value, offering and redemption price per share	$11.33	$—

See accompanying notes to financial statements.

39  |

Statements of Operations

For the Year Ended December 31, 2022

	Bond Fund	Investment Grade Fixed Income Fund
INVESTMENT INCOME
Interest	$241,192,582	$6,855,437
Dividends	11,593,164	251,297

	252,785,746	7,106,734

Expenses
Management fees (Note 6)	33,713,301	879,328
Service and distribution fees (Note 6)	2,705,064	—
Administrative fees (Note 6)	2,768,894	99,253
Trustees’ fees and expenses (Note 6)	195,551	18,443
Trustees’ fees deferred compensation (Note 6)	(319,076)	(25,110)
Transfer agent fees and expenses (Notes 6 and 7)	4,270,567	3,013
Audit and tax services fees	67,898	60,232
Custodian fees and expenses	192,829	19,062
Legal fees (Note 8)	219,445	7,790
Registration fees	118,876	18,928
Shareholder reporting expenses	322,217	11,499
Miscellaneous expenses	218,194	40,061

Total expenses	44,473,760	1,132,499
Less waiver and/or expense reimbursement (Note 6)	(878,360)	—

Net expenses	43,595,400	1,132,499

Net investment income	209,190,346	5,974,235

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(43,077,660)	(2,974,199)
Futures contracts	24,798,105	(58,019)
Forward foreign currency contracts (Note 2d)	(565,055)	(16,829)
Foreign currency transactions (Note 2c)	(546,307)	(3,409)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,101,034,927)	(32,378,645)
Futures contracts	1,411,296	84,269
Forward foreign currency contracts (Note 2d)	380,188	11,323
Foreign currency translations (Note 2c)	580,578	6,319

Net realized and unrealized loss on investments, futures contracts, forward foreign currency contracts and foreign currency transactions	(1,118,053,782)	(35,329,190)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(908,863,436)	$(29,354,955)

See accompanying notes to financial statements.

|  40

Statements of Changes in Net Assets

	Bond Fund		Investment Grade Fixed Income Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$209,190,346	$198,020,987	$5,974,235	$5,896,323
Net realized gain (loss) on investments, futures contracts, forward foreign currency contracts and foreign currency transactions	(19,390,917)	(43,126,883)	(3,052,456)	11,364,352
Net change in unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and foreign currency translations	(1,098,662,865)	91,374,759	(32,276,734)	(15,128,479)

Net increase (decrease) in net assets resulting from operations	(908,863,436)	246,268,863	(29,354,955)	2,132,196

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(211,847,206)	(175,075,070)	(8,575,864)	(14,203,351)
Retail Class	(44,765,024)	(35,087,605)	—	—
Admin Class	(1,526,364)	(1,118,112)	—	—
Class N	(22,836,367)	(19,142,811)	—	—

Total distributions	(280,974,961)	(230,423,598)	(8,575,864)	(14,203,351)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(1,308,389,706)	(1,479,856,346)	(12,070,679)	2,871,287

Net decrease in net assets	(2,498,228,103)	(1,464,011,081)	(50,001,498)	(9,199,868)
NET ASSETS
Beginning of the year	7,589,415,815	9,053,426,896	243,490,083	252,689,951

End of the year	$5,091,187,712	$7,589,415,815	$193,488,585	$243,490,083

See accompanying notes to financial statements.

41  |

Financial Highlights

For a share outstanding throughout each period.

	Bond Fund – Institutional Class
	Year Ended December 31, 2022		Year Ended December 31, 2021		Period Ended December 31, 2020*		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of the period	$13.62		$13.58		$13.10		$13.66	$13.57	$14.28

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.42		0.34		0.10		0.48	0.55	0.49
Net realized and unrealized gain (loss)	(2.11)		0.09		0.59		(0.57)	0.08	(0.37)

Total from Investment Operations	(1.69)		0.43		0.69		(0.09)	0.63	0.12

LESS DISTRIBUTIONS FROM:
Net investment income	(0.58)		(0.39)		(0.14)		(0.45)	(0.50)	(0.54)
Net realized capital gains	—		—		(0.07)		(0.02)	(0.04)	(0.29)

Total Distributions	(0.58)		(0.39)		(0.21)		(0.47)	(0.54)	(0.83)

Net asset value, end of the period	$11.35		$13.62		$13.58		$13.10	$13.66	$13.57

Total return	(12.49	)%(b)	3.23	%(b)	5.35	%(c)	(0.73)%	4.88%	0.97%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,759,888		$5,776,109		$6,630,032		$6,668,481	$8,071,961	$9,025,850
Net expenses	0.67	%(d)	0.67	%(d)	0.67	%(e)	0.67%	0.67%	0.66%
Gross expenses	0.69%		0.68%		0.67	%(e)	0.67%	0.67%	0.66%
Net investment income	3.44%		2.47%		3.02	%(e)	3.65%	4.12%	3.59%
Portfolio turnover rate	23%		87	%(f)	26	%(g)	25%	17%	7%

*	For the three month period ended December 31, 2020 due to change in fiscal year.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	The variation in the Fund’s turnover rate from the year ended September 30, 2020 to the year ended December 31, 2021 was primarily due to a repositioning of the portfolio.
(g)	The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.

|  42

Financial Highlights – continued

For a share outstanding throughout each period.

	Bond Fund – Retail Class
	Year Ended December 31, 2022		Year Ended December 31, 2021		Period Ended December 31, 2020*		Year Ended September 30, 2020	Year Ended September 30, 2019		Year Ended September 30, 2018
Net asset value, beginning of the period	$13.55		$13.51		$13.03		$13.59	$13.49		$14.21

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.39		0.30		0.09		0.45	0.52		0.46
Net realized and unrealized gain (loss)	(2.11)		0.10		0.59		(0.57)	0.08		(0.38)

Total from Investment Operations	(1.72)		0.40		0.68		(0.12)	0.60		0.08

LESS DISTRIBUTIONS FROM:
Net investment income	(0.55)		(0.36)		(0.13)		(0.42)	(0.46)		(0.51)
Net realized capital gains	—		—		(0.07)		(0.02)	(0.04)		(0.29)

Total Distributions	(0.55)		(0.36)		(0.20)		(0.44)	(0.50)		(0.80)

Net asset value, end of the period	$11.28		$13.55		$13.51		$13.03	$13.59		$13.49

Total return	(12.78	)%(b)	2.98	%(b)	5.31	%(c)	(0.99)%	4.72	%(b)	0.64%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$861,223		$1,248,925		$1,469,489		$1,474,316	$2,019,828		$2,520,105
Net expenses	0.92	%(d)	0.92	%(d)	0.92	%(e)	0.92%	0.91	%(f)	0.91%
Gross expenses	0.94%		0.93%		0.92	%(e)	0.92%	0.92%		0.91%
Net investment income	3.20%		2.22%		2.77	%(e)	3.41%	3.88%		3.33%
Portfolio turnover rate	23%		87	%(g)	26	%(h)	25%	17%		7%

*	For the three month period ended December 31, 2020 due to change in fiscal year.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	The variation in the Fund’s turnover rate from the year ended September 30, 2020 to the year ended December 31, 2021 was primarily due to a repositioning of the portfolio.
(h)	The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.

43  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Bond Fund – Admin Class
	Year Ended December 31, 2022		Year Ended December 31, 2021		Period Ended December 31, 2020*		Year Ended September 30, 2020	Year Ended September 30, 2019		Year Ended September 30, 2018
Net asset value, beginning of the period	$13.49		$13.45		$12.97		$13.53	$13.44		$14.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.36		0.27		0.08		0.42	0.48		0.42
Net realized and unrealized gain (loss)	(2.09)		0.09		0.60		(0.58)	0.08		(0.38)

Total from Investment Operations	(1.73)		0.36		0.68		(0.16)	0.56		0.04

LESS DISTRIBUTIONS FROM:
Net investment income	(0.52)		(0.32)		(0.13)		(0.38)	(0.43)		(0.47)
Net realized capital gains	—		—		(0.07)		(0.02)	(0.04)		(0.29)

Total Distributions	(0.52)		(0.32)		(0.20)		(0.40)	(0.47)		(0.76)

Net asset value, end of the period	$11.24		$13.49		$13.45		$12.97	$13.53		$13.44

Total return	(12.91	)%(b)	2.74	%(b)	5.26	%(c)	(1.24)%	4.40	%(b)	0.38%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$30,678		$44,562		$50,062		$51,040	$84,028		$121,683
Net expenses	1.13	%(d)(e)	1.15	%(d)(f)	1.17	%(g)	1.17%	1.16	%(h)	1.16%
Gross expenses	1.15%		1.16	%(f)	1.17	%(g)	1.17%	1.17%		1.16%
Net investment income	2.99%		1.99%		2.52	%(g)	3.19%	3.63%		3.08%
Portfolio turnover rate	23%		87	%(i)	26	%(j)	25%	17%		7%

*	For the three month period ended December 31, 2020 due to change in fiscal year.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes refund of prior year service fee of 0.04%. See Note 6b of Notes to Financial Statements.
(f)	Includes refund of prior year service fee of 0.02%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(i)	The variation in the Fund’s turnover rate from the year ended September 30, 2020 to the year ended December 31, 2021 was primarily due to a repositioning of the portfolio.
(j)	The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.

|  44

Financial Highlights – continued

For a share outstanding throughout each period.

	Bond Fund – Class N
	Year Ended December 31, 2022	Year Ended December 31, 2021		Period Ended December 31, 2020*		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of the period	$13.60	$13.57		$13.08		$13.64	$13.55	$14.27

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.43	0.35		0.10		0.48	0.56	0.50
Net realized and unrealized gain (loss)	(2.11)	0.08		0.61		(0.56)	0.08	(0.38)

Total from Investment Operations	(1.68)	0.43		0.71		(0.08)	0.64	0.12

LESS DISTRIBUTIONS FROM:
Net investment income	(0.59)	(0.40)		(0.15)		(0.46)	(0.51)	(0.55)
Net realized capital gains	—	—		(0.07)		(0.02)	(0.04)	(0.29)

Total Distributions	(0.59)	(0.40)		(0.22)		(0.48)	(0.55)	(0.84)

Net asset value, end of the period	$11.33	$13.60		$13.57		$13.08	$13.64	$13.55

Total return	(12.46)%	3.22%		5.45	%(b)	(0.66)%	4.97%	0.97%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$439,399	$519,821		$903,844		$853,559	$469,234	$443,609
Net expenses	0.61%	0.61%		0.60	%(c)	0.60%	0.59%	0.59%
Gross expenses	0.61%	0.61%		0.60	%(c)	0.60%	0.59%	0.59%
Net investment income	3.54%	2.56%		3.08	%(c)	3.65%	4.20%	3.68%
Portfolio turnover rate	23%	87	%(d)	26	%(e)	25%	17%	7%

*	For the three month period ended December 31, 2020 due to change in fiscal year.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Computed on an annualized basis for periods less than one year.
(d)	The variation in the Fund’s turnover rate from the year ended September 30, 2020 to the year ended December 31, 2021 was primarily due to a repositioning of the portfolio.
(e)	The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.

45  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Investment Grade Fixed Income Fund – Institutional Class
	Year Ended December 31, 2022	Year Ended December 31, 2021		Period Ended December 31, 2020*		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of the period	$11.86	$12.47		$12.48		$12.30	$12.20	$12.43

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.29	0.29		0.08		0.36	0.39	0.37
Net realized and unrealized gain (loss)	(1.70)	(0.19)		0.46		0.18	0.14	(0.22)

Total from Investment Operations	(1.41)	0.10		0.54		0.54	0.53	0.15

LESS DISTRIBUTIONS FROM:
Net investment income	(0.31)	(0.30)		(0.12)		(0.32)	(0.24)	(0.30)
Net realized capital gains	(0.10)	(0.41)		(0.43)		(0.04)	(0.19)	(0.08)

Total Distributions	(0.41)	(0.71)		(0.55)		(0.36)	(0.43)	(0.38)

Net asset value, end of the period	$10.04	$11.86		$12.47		$12.48	$12.30	$12.20

Total return	(11.98)%	0.80%		4.38	%(b)(c)	4.53%	4.46%	1.27%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$193,489	$243,490		$252,690		$229,129	$289,056	$272,725
Net expenses	0.52%	0.52%		0.55	%(d)(e)	0.52%	0.50%	0.49%
Gross expenses	0.52%	0.52%		0.67	%(d)	0.52%	0.50%	0.49%
Net investment income	2.72%	2.33%		2.53	%(d)	2.93%	3.26%	3.03%
Portfolio turnover rate	35%	85	%(f)	30	%(g)	29%	11%	1%

*	For the three month period ended December 31, 2020 due to change in fiscal year.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Computed on an annualized basis for periods less than one year.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	The variation in the Fund’s turnover rate from the year ended September 30, 2020 to the year ended December 31, 2021 was primarily due to a repositioning of the portfolio.
(g)	The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.

|  46

Notes to Financial Statements

December 31, 2022

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Bond Fund (the “Bond Fund”)

Loomis Sayles Investment Grade Fixed Income Fund (the “Investment Grade Fixed Income Fund”)

Each Fund is a diversified investment company.

Each Fund offers Institutional Class shares. In addition, Bond Fund also offers Retail Class, Admin Class and Class N shares.

Each share class is sold without a sales charge. Retail Class and Admin Class shares pay a Rule 12b-1 fee. Admin Class shares are primarily intended for employer-sponsored retirement plans and are offered exclusively through intermediaries. Class N shares do not pay a front-end sales charge, a contingent deferred sales charge (“CDSC”) or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Institutional Class shares are intended for institutional investors with a minimum initial investment of $100,000 for Bond Fund and $3,000,000 for Investment Grade Fixed Income Fund. Certain categories of investors are exempted from the minimum investment amounts for Class N and Institutional Class as outlined in the relevant Fund’s prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, and Gateway Trust (“Natixis Funds Trusts”), and Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Retail Class and Admin Class) and transfer agent fees are borne collectively for Institutional Class, Retail Class, and Admin Class, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. Each Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Funds’ Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the Board’s oversight.

Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded most extensively. Futures contracts are valued at the closing settlement price on the exchange on which the valuation designee believes that, over time, they are traded most extensively. Shares of open-end investment companies are valued at net asset value per share.

Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.

Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans and collateralized loan obligations are fair valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to fair value debt, unlisted equities, senior loans and collateralized loan obligations where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment. Forward foreign currency contracts are fair valued utilizing interpolated rates determined based on information provided by an independent pricing service.

The Funds may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of

47  |

Notes to Financial Statements – continued

December 31, 2022

bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund’s investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund’s net asset value (“NAV”) is calculated. Fair valuation by the Fund(s) valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Loan consent fees, upfront origination fees and/or amendment fees are recorded when received and included in interest income on the Statements of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded in the Funds’ books and records and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts. A Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts. Forward foreign currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

e.  Futures Contracts. A Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

|  48

Notes to Financial Statements – continued

December 31, 2022

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Daily fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as a receivable (payable) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  When-Issued and Delayed Delivery Transactions. A Fund may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

There were no when-issued or delayed delivery securities held by the Funds as of December 31, 2022.

g.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2022 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts that have been or are expected to be reclaimed and paid. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or are expected to be filed and paid are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

49  |

Notes to Financial Statements – continued

December 31, 2022

h.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as defaulted and/or non-income producing securities, premium amortization, distribution re-designations, trust preferred securities, return of capital distributions received, capital gain distributions received, and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, defaulted and/or non-income producing securities, return of capital distributions received, trust preferred securities, corporate actions, capital gain distributions received, premium amortization, foreign currency gains and losses and futures contract mark-to-market. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2022 and 2021 was as follows:

	2022 Distributions			2021 Distributions
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Bond Fund	$280,974,961	$—	$280,974,961	$230,423,598	$—	$230,423,598
Investment Grade Fixed Income Fund	6,401,061	2,174,803	8,575,864	6,166,342	8,037,009	14,203,351

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:

	Bond Fund	Investment Grade Fixed Income Fund
Undistributed ordinary income	$435,358	$20,228

Capital loss carryforward:
Short-term:
No expiration date	(37,067,279)	(1,473,853)
Long-term:
No expiration date	(369,287,237)	(1,733,808)

Total capital loss carryforward	(406,354,516)	(3,207,661)

Unrealized depreciation	(900,844,554)	(25,141,207)

Total accumulated losses	$(1,306,763,712)	$(28,328,640)

As of December 31, 2022, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Bond Fund	Investment Grade Fixed Income Fund
Federal tax cost	$5,954,854,061	$217,147,930

Gross tax appreciation	$47,606,066	$1,659,876
Gross tax depreciation	(948,450,620)	(26,801,083)

Net tax depreciation	$(900,844,554)	$(25,141,207)

|  50

Notes to Financial Statements – continued

December 31, 2022

i.  Senior Loans. A Fund’s investment in senior loans may be to corporate, governmental or other borrowers. Senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers, typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior Loans can include term loans, revolving credit facility loans and second lien loans. A senior loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the senior loan, as specified in the loan agreement. Large loans may be shared or syndicated among several lenders. A Fund may enter into the primary syndicate for a loan or it may also purchase all or a portion of loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. The settlement period for senior loans is uncertain as there is no standardized settlement schedule applicable to such investments. Senior loans outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

j.  Collateralized Loan Obligations. A Fund may invest in collateralized loan obligations (“CLOs”). A CLO is a type of asset-backed security designed to redirect the cash flows from a pool of leveraged loans to investors based on their risk preferences. Cash flows from a CLO are split into two or more portions, called tranches, varying in risk and yield. The risk of an investment in a CLO depends largely on the type of the collateralized securities and the class of the instrument in which the Fund invests. CLOs outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

k.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2022, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

l.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2022, neither Fund had loaned securities under this agreement.

m.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

n.  New Accounting Pronouncement. In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update 2022-03, “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in ASC 820 related to the measurement of fair value of an equity security subject to contractual sale restrictions, eliminating the ability to apply a discount to the fair value of such securities, and introducing related disclosure requirements. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.

In January 2021, the Financial Accounting Standards Board issued Accounting Standard Update 2021-01, Reference Rate Reform (Topic 848) (“ASU 2021-01”). ASU 2021-01 is an update of ASU 2020-04, which was issued in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of the London Interbank Offered Rate (“LIBOR”), expected to occur no later than June 30, 2023. Regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides temporary guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities,

51  |

Notes to Financial Statements – continued

December 31, 2022

subject to meeting certain criteria, that have contracts that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2020-04 amendments offer optional expedients for contract modifications that would allow an entity to account for such modifications by prospectively adjusting the effective interest rate, instead of evaluating each contract, in accordance with existing accounting standards, as to whether reference rate modifications constitute the establishment of new contracts or the continuation of existing contracts. ASU 2021-01 clarifies that certain provisions in Topic 848, if elected by an entity, apply to derivative instruments that use an interest rate for margining, discounting, or contract price alignment that is modified as a result of reference rate reform. The amendments are currently effective and an entity may elect to apply its provisions as of any date from the beginning of an interim period that includes or is subsequent to March 12, 2020. In December 2022, the Financial Accounting Standards Board issued a further update to Topic 848 under ASU 2022-06, which defers the sunset date of Topic 848 from December 31, 2022, to December 31, 2024, after which entities will no longer be permitted to apply the optional expedients provided in Topic 848. Management expects to apply the optional expedients when appropriate.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Funds have knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.

Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.

|  52

Notes to Financial Statements – continued

December 31, 2022

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2022, at value:

Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Property & Casualty Insurance	$—	$13,111,859	$1,406,500	$14,518,359
All Other Non-Convertible Bonds(a)	—	4,252,709,627	—	4,252,709,627

Total Non-Convertible Bonds	—	4,265,821,486	1,406,500	4,267,227,986

Convertible Bonds(a)	—	282,973,967	—	282,973,967
Municipals(a)	—	80,571,210	—	80,571,210

Total Bonds and Notes	—	4,629,366,663	1,406,500	4,630,773,163

Senior Loans(a)	—	17,358,326	—	17,358,326
Collateralized Loan Obligations	—	228,739,281	—	228,739,281
Common Stocks
Software	1,900,573	123,354	—	2,023,927
All Other Common Stocks(a)	75,783,015	—	—	75,783,015

Total Common Stocks	77,683,588	123,354	—	77,806,942

Preferred Stocks
Convertible Preferred Stocks
Wireless	—	22,387,327	—	22,387,327
All Other Convertible Preferred Stocks(a)	60,886,086	—	—	60,886,086

Total Convertible Preferred Stocks	60,886,086	22,387,327	—	83,273,413

Non-Convertible Preferred Stocks
REITs – Office Property	—	—	2,398,869	2,398,869
REITs – Warehouse/Industrials	—	9,320,736	—	9,320,736
All Other Non-Convertible Preferred Stocks(a)	1,397,051	—	—	1,397,051

Total Non-Convertible Preferred Stocks	1,397,051	9,320,736	2,398,869	13,116,656

Total Preferred Stocks	62,283,137	31,708,063	2,398,869	96,390,069

Short-Term Investments	—	2,941,726	—	2,941,726

Total	$139,966,725	$4,910,237,413	$3,805,369	$5,054,009,507

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(6,455,777)	$—	$—	$(6,455,777)

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

53  |

Notes to Financial Statements – continued

December 31, 2022

Investment Grade Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$9,698,124	$3,824	$9,701,948
All Other Non-Convertible Bonds(a)	—	165,831,420	—	165,831,420

Total Non-Convertible Bonds	—	175,529,544	3,824	175,533,368

Convertible Bonds(a)	—	2,444,364	—	2,444,364
Municipals(a)	—	743,194	—	743,194

Total Bonds and Notes	—	178,717,102	3,824	178,720,926

Collateralized Loan Obligations	—	8,753,755	—	8,753,755
Common Stocks(a)	229,740	—	—	229,740
Preferred Stocks
Convertible Preferred Stocks
Wireless	—	286,005	—	286,005
All Other Convertible Preferred Stocks(a)	2,203,204	—	—	2,203,204

Total Convertible Preferred Stocks	2,203,204	286,005	—	2,489,209

Total Preferred Stocks	2,203,204	286,005	—	2,489,209

Short-Term Investments	—	1,813,093	—	1,813,093

Total	$2,432,944	$189,569,955	$3,824	$192,006,723

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(213,552)	$—	$—	$(213,552)

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2021 and/or December 31, 2022:

Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2021	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2022	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2022
Bonds and Notes
Non-Convertible Bonds
Independent Energy	$2,636,596	$—	$—	$—	$—	$—	$—	$(2,636,596)	$—	$—
Property & Casualty Insurance	1,687,800	81,812	—	(363,112)	—	—	—	—	1,406,500	(363,112)
Preferred Stocks
Non-Convertible Preferred Stocks
REITs—Office Property	—	—	—	(498,631)	—	—	2,897,500	—	2,398,869	(498,631)

Total	$4,324,396	$81,812	$—	$(861,743)	$—	$—	$2,897,500	$(2,636,596)	$3,805,369	$(861,743)

Debt securities valued at $2,636,596 were transferred from Level 3 to Level 2 during the period ended December 31, 2022. At December 31, 2021, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service was unable to price the securities. At December 31, 2022, these securities were fair valued based on evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

|  54

Notes to Financial Statements – continued

December 31, 2022

A preferred stock valued at $2,897,500 was transferred from Level 2 to Level 3 during the period ended December 31, 2022. At December 31, 2021, this security was valued based on evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2022, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service was unable to price the security.

Investment Grade Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2021	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2022	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2022
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$8,643	$—	$99	$11	$—	$(4,929)	$—	$—	$3,824	$(296)

4.  Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Funds used during the period include forward foreign currency contracts and futures contracts.

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the year ended December 31, 2022, the Funds engaged in forward foreign currency contracts for hedging purposes.

The Funds are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed-income securities. The Funds will be subject to increased interest rate risk to the extent that they invest in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. The Funds may also use futures contracts to gain investment exposure. During the year ended December 31, 2022, the Funds used futures contracts to manage duration.

The following is a summary of derivative instruments for Bond Fund as of December 31, 2022, as reflected within the Statements of Assets and Liabilities:

Liabilities	Unrealized depreciation on futures contracts[1]
Exchange-traded liability derivatives
Interest rate contracts	$(6,455,777)

1 Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Bond Fund during the year ended December 31, 2022, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts	Futures contracts
Interest rate contracts	$—	$24,798,105
Foreign exchange contracts	(565,055)	—

Total	$(565,055)	$24,798,105

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts	Futures contracts
Interest rate contracts	$—	$1,411,296
Foreign exchange contracts	380,188	—

Total	$380,188	$1,411,296

55  |

Notes to Financial Statements – continued

December 31, 2022

The following is a summary of derivative instruments for Investment Grade Fixed Income Fund as of December 31, 2022, as reflected within the Statements of Assets and Liabilities:

Liabilities	Unrealized depreciation on futures contracts[1]
Exchange-traded liability derivatives
Interest rate contracts	$(213,552)

1 Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Investment Grade Fixed Income Fund during the year ended December 31, 2022, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts	Futures contracts
Interest rate contracts	$—	$(58,019)
Foreign exchange contracts	(16,829)	—

Total	$(16,829)	$(58,019)

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts	Futures contracts
Interest rate contracts	$—	$84,269
Foreign exchange contracts	11,323	—

Total	$11,323	$84,269

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract and futures contract activity, as a percentage of net assets for the Funds, based on gross month-end or daily (as applicable) notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2022:

Bond Fund	Forwards	Futures
Average Notional Amount Outstanding	0.14%	17.73%
Highest Notional Amount Outstanding	0.63%	22.00%
Lowest Notional Amount Outstanding	0.00%	9.76%
Notional Amount Outstanding as of December 31, 2022	0.00%	11.66%

Investment Grade Fixed Income Fund	Forwards	Futures
Average Notional Amount Outstanding	0.11%	5.83%
Highest Notional Amount Outstanding	0.57%	10.48%
Lowest Notional Amount Outstanding	0.00%	1.14%
Notional Amount Outstanding as of December 31, 2022	0.00%	10.48%

Notional amounts outstanding at the end of the prior period, if applicable, are included in the average notional amount outstanding.

Unrealized gain and/or loss on open futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the

|  56

Notes to Financial Statements – continued

December 31, 2022

counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2022:

Fund	Maximum Amount of Loss — Gross	Maximum Amount of Loss — Net
Bond Fund	$76,655,221	$76,655,221
Investment Grade Fixed Income Fund	790,403	790,403

5.  Purchases and Sales of Securities. For the year ended December 31, 2022, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Bond Fund	$400,269,199	$293,906,489	$954,162,580	$2,281,224,717
Investment Grade Fixed Income Fund	36,642,853	14,628,117	37,188,048	70,382,132

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $3 Billion	Next $12 Billion	Next $10 Billion	Over $25 Billion
Bond Fund	0.60%	0.50%	0.49%	0.48%
Investment Grade Fixed Income Fund	0.40%	0.40%	0.40%	0.40%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2023, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, are net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2022, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class	Class N
Bond Fund	0.67%	0.92%	1.17%	0.62%
Investment Grade Fixed Income Fund	0.55%	—	—	—

57  |

Notes to Financial Statements – continued

December 31, 2022

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below both (1) a class’ expense limitation ratio in place at the time such amounts were waived/reimbursed and (2) a class’ current applicable expense limitation ratio, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2022, the management fees for each Fund were as follows:

Fund	Gross Management Fees	Percentage of Average Daily Net Assets
Bond Fund	$33,713,301	0.55%
Investment Grade Fixed Income Fund	879,328	0.40%

For the year ended December 31, 2022, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Class N	Total
Bond Fund	$711,683	$160,839	$5,838	$—	$878,360

1 Expense reimbursements are subject to possible recovery until December 31, 2023.

No expenses were recovered for either Fund during the year ended December 31, 2022 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees. Natixis Distribution, LLC (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis Investment Managers, LLC, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, Bond Fund has adopted Distribution Plans relating to the Fund’s Retail Class shares (the “Retail Class Plan”) and Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plan, Bond Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

Under the Admin Class Plan, Bond Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sales of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Bond Fund may pay Natixis Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended December 31, 2022, the service and distribution fees for Bond Fund were as follows:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Bond Fund	$78,523	$2,534,477	$92,064

For the year ended December 31, 2022, Natixis Distribution refunded Bond Fund $13,541 of prior year Admin Class service fees paid to Natixis Distribution in excess of amounts subsequently paid to securities dealers or financial intermediaries. Service and distribution fees on the Statements of Operations have been reduced by these amounts.

c.  Administrative Fees. Natixis Advisors, LLC (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis Investment Managers, LLC. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next

|  58

Notes to Financial Statements – continued

December 31, 2022

$30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended December 31, 2022, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Bond Fund	$2,768,894
Investment Grade Fixed Income Fund	99,253

d. Sub-Transfer Agent Fees. Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended December 31, 2022, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for Bond Fund were $4,007,644.

As of December 31, 2022, Bond Fund owes Natixis Distribution $43,889 in reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor).

Sub-transfer agent fees attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis Investment Managers, LLC or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $210,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2023, each Governance Committee member is compensated $2,500 for each Committee meeting that he or she attends either in person or telephonically.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. Deferred amounts remain in the funds until distributed in accordance with the provisions of the Plan. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

For the year ended December 31, 2022, net depreciation in the value of participants’ deferral accounts are reflected on the Statements of Operations as a reduction to expenses, as follows:

Fund	Amount
Bond Fund	$(319,076)
Investment Grade Fixed Income Fund	(25,110)

59  |

Notes to Financial Statements – continued

December 31, 2022

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trust.

f.  Affiliated Ownership. As of December 31, 2022, Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of Bond Fund representing 0.51% of the Fund’s net assets.

Investment activities of affiliated shareholders could have material impacts on the Fund.

7.  Class-Specific Transfer Agent Fees and Expenses. Transfer agent fees and expenses for Bond Fund attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For year ended December 31, 2022, Bond Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class	Class N
Bond Fund	$3,475,089	$762,885	$27,710	$4,883

8.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $500,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $500,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid certain legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended December 31, 2022, neither Fund had borrowings under this agreement.

9.   Risk. Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. These and any related events could significantly impact a Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.

10.  Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2022, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Account Holders	Percentage of Ownership
Investment Grade Fixed Income Fund	9	77.83%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

|  60

Notes to Financial Statements – continued

December 31, 2022

11.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Bond Fund

	Year Ended December 31, 2022		Year Ended December 31, 2021

	Shares	Amount	Shares	Amount
Institutional Class
Issued from the sale of shares	60,178,494	$731,035,905	63,430,292	$861,382,436
Issued in connection with the reinvestment of distributions	16,400,210	195,503,283	11,763,240	159,634,336
Redeemed	(169,323,595)	(2,042,242,993)	(139,302,701)	(1,889,100,821)

Net change	(92,744,891)	$(1,115,703,805)	(64,109,169)	$(868,084,049)

Retail Class
Issued from the sale of shares	4,320,525	$52,713,946	7,703,691	$104,256,812
Issued in connection with the reinvestment of distributions	3,642,478	43,087,038	2,512,309	33,903,326
Redeemed	(23,840,273)	(288,995,987)	(26,803,210)	(361,269,436)

Net change	(15,877,270)	$(193,195,003)	(16,587,210)	$(223,109,298)

Admin Class
Issued from the sale of shares	787,529	$9,363,411	662,627	$8,899,931
Issued in connection with the reinvestment of distributions	128,111	1,508,431	82,224	1,104,976
Redeemed	(1,489,367)	(17,743,200)	(1,163,258)	(15,642,177)

Net change	(573,727)	$(6,871,358)	(418,407)	$(5,637,270)

Class N
Issued from the sale of shares	8,276,717	$101,606,037	14,325,543	$193,905,266
Issued in connection with the reinvestment of distributions	1,841,516	21,847,127	1,373,194	18,565,045
Redeemed	(9,561,799)	(116,072,704)	(44,112,725)	(595,496,040)

Net change	556,434	$7,380,460	(28,413,988)	$(383,025,729)

Decrease from capital share transactions	(108,639,454)	$(1,308,389,706)	(109,528,774)	$(1,479,856,346)

	Investment Grade Fixed Income Fund

	Year Ended December 31, 2022		Year Ended December 31, 2021

	Shares	Amount	Shares	Amount

Institutional Class
Issued from the sale of shares	582,596	$6,328,414	2,889,240	$35,421,008
Issued in connection with the reinvestment of distributions	799,752	8,493,158	1,176,233	14,112,526
Redeemed	(2,641,549)	(26,892,251)	(3,812,371)	(46,662,247)

Net change	(1,259,201)	$(12,070,679)	253,102	$2,871,287

Increase (decrease) from capital share transactions	(1,259,201)	$(12,070,679)	253,102	$2,871,287

61  |

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles Bond Fund and Loomis Sayles Investment Grade Fixed Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Bond Fund and Loomis Sayles Investment Grade Fixed Income Fund (two of the funds constituting Loomis Sayles Funds I, hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2022, the three month period ended December 31, 2020 and for each of the three years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2022, and each of the financial highlights for each of the two years in the period ended December 31, 2022, the three month period ended December 31, 2020 and for each of the three years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2023

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

|  62

2022 U.S. Tax Distribution Information to Shareholders (unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended December 31, 2022, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Bond Fund	5.54%
Investment Grade Fixed Income Fund	4.21%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2022.

Fund	Amount
Investment Grade Fixed Income Fund	$2,174,803

Qualified Dividend Income. For the fiscal year ended December 31, 2022, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2022, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
Bond Fund	4.09%
Investment Grade Fixed Income Fund	4.27%

63  |

Trustee and Officer Information

The tables below provide certain information regarding the Trustees and officers of Loomis Sayles Funds I (the “Trust”. Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the Trustees of the Trust and is available by calling Loomis Sayles Funds at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees
Edmond J. English (1953)	Trustee since 2013 Chairperson of the Governance Committee and Contract Review Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail) and Director, Rue Gilt Groupe, Inc. (e-commerce retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member and Governance Committee Member	Retired	54 Formerly, Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of the Contract Review Committee	Retired	54 Director, Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); Formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member and Governance Committee Member	President, University of Massachusetts	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

|  64

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired	54 Director, Sterling Bancorp (bank)	Significant experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Audit Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	54 Director, FutureFuel.io (chemicals and biofuels)	Significant experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Chairperson of the Board of Trustees since 2021 Trustee since 2009 Ex Officio member of the Audit Committee, Contract Review Committee and Governance Committee	Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Kirk A. Sykes (1958)	Trustee since 2019 Audit Committee Member and Governance Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance)

54

Advisor Eastern Bank (bank); Director, Apartment Investment and Management Company (real estate investment trust);

formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)

Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Audit Committee	Retired; Formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

65  |

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustees

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L.P.	54 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 Executive Vice President of Loomis Sayles Funds I since 2008	President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC	54 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, LLC and Natixis Distribution, LLC

[1]	Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The Trustees of the Trust serve as Trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

Officers of the Trust
Matthew Block (1981)	Treasurer, Principal Financial and Accounting Officer	Since 2022	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; formerly, Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; Assistant Treasurer of the Fund Complex; Managing Director, State Street Bank and Trust Company

Susan McWhan Tobin (1963)	Secretary and Chief Legal Officer	Since 2022	Executive Vice President, General Counsel and Secretary, Natixis Advisors, LLC and Natixis Distribution, LLC; formerly, Executive Vice President and Chief Compliance Officer of Natixis Investment Managers (March 2019– May 2022) and Senior Vice President and Head of Compliance, US for Natixis Investment Managers (July 2011–March 2019)

Natalie R. Wagner (1979)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2021	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; formerly, Vice President, Head of Corporate Compliance, Global Atlantic Financial Group

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, LLC, Natixis Advisors, LLC or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

|  66

(b) Not Applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Richard A. Goglia, Mr. James Palermo, Mr. Peter J. Smail, Mr. Kirk A Sykes and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/21-12/31/21	1/1/22-12/31/22	10/1/21-12/31/21	1/1/22-12/31/22	10/1/21-12/31/21	1/1/22-12/31/22	10/1/21-12/31/21	1/1/22-12/31/22
Loomis Sayles Bond Fund and Loomis Sayles Investment Grade Fixed Income Fund	$103,285	$109,483	$189	$1,220	$16,208	$17,180	$—	$—

1.	Audit-related fees consist of:

2021 & 2022 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2021 & 2022 – review of the Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2021 and 2022 were $16,397 and $18,400, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and entities controlling, controlled by or under common control with Loomis Sayles (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/21-12/31/21	1/1/22-12/31/22	10/1/21-12/31/21	1/1/22-12/31/22	10/1/21-12/31/21	1/1/22-12/31/22
Control Affiliates	$—	$—	$—	$—	$—	$50,000

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis Sayles and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/21-12/31/21	1/1/22-12/31/22
Control Affiliates	$972	$50,000

None of the services described above were approved pursuant to paragraph (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Registrant and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Trustee of the Registrant is authorized to pre-approve the engagement, but only for engagements to provide audit, audit-related and tax services. This approval is subject to review by the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by the report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002, filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds I

By:	/s/ Kevin Charleston
Name:	Kevin Charleston
Title:	President and Chief Executive Officer

Date:	February 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kevin Charleston
Name:	Kevin Charleston
Title:	President and Chief Executive Officer

Date:	February 22, 2023

By:	/s/ Matthew Block
Name:	Matthew Block
Title:	Treasurer and Principal Financial and
Accounting Officer

Date:	February 22, 2023